OMNI TAX-MANAGED SMALL-CAP VALUE FUND

(a series of Bridgeway Funds, Inc.)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting (the “Meeting”) of shareholders of the Omni Tax-Managed Small-Cap Value Fund (the “Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), which will be held on February 15, 2023, at 1:00 p.m., Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. These materials discuss a proposal to be voted on at the Meeting and contain a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish the individuals named on your proxy card to vote on important issues relating to the Fund. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal(s) which is in accordance with the Bridgeway Funds’ Board of Director’s recommendation on page 18 of the Proxy Statement/Prospectus.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, Bridgeway Funds is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Bridgeway Funds may allow for virtual attendance. If Bridgeway Funds takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and Bridgeway Funds will post the announcement and additional information on its website at bridgewayfunds.com as soon as practicable before the Meeting. Bridgeway Funds recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the Meeting, you may vote your shares in person. If you expect to participate in the Meeting, or have questions, please notify our proxy solicitor, AST Fund Solutions (“AST”), toll free at (866) 828-6951. You may also vote your shares by telephone, if eligible, or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, AST, reminding you to vote your shares of the Fund.

OMNI TAX-MANAGED SMALL-CAP VALUE FUND

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(800) 661-3550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on February 15, 2023

To the shareholders of the Omni Tax-Managed Small-Cap Value Fund (the “Target Fund”):

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of the Target Fund, a series of Bridgeway Funds, Inc. (“Bridgeway Funds”), which will be held on February 15, 2023, at 1:00 p.m. Central time, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. The Meeting is being called for the following purpose:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) between Bridgeway Funds, on behalf of the Target Fund, and the EA Series Trust (the “ETF Trust”), on behalf of the EA Bridgeway Omni Small-Cap Value ETF (the “Acquiring Fund”), a newly-created series of the ETF Trust, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund.

2.	To transact such other business as may properly come before the Meeting.

A copy of the Plan, which more completely sets forth the terms of the proposed reorganization of the Target Fund with and into the Acquiring Fund, is attached as Exhibit A to the Proxy Statement/Prospectus.

The Board of Directors of the Bridgeway Funds recommends that you cast your vote FOR the above Proposals as described in the Proxy Statement/Prospectus.

Please sign and promptly return the enclosed proxy card in the postage paid return envelope regardless of the number of shares owned. Your proxy card must be received prior to the Meeting for your vote to be counted.

Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by attending the Meeting and voting in person.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, Bridgeway Funds is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Bridgeway Funds may allow for virtual attendance. If Bridgeway Funds takes this step, it will publicly announce the decision in a press release that will also be filed with the Securities and Exchange Commission as definitive additional soliciting material, and Bridgeway Funds will post the announcement and additional information on its website at bridgewayfunds.com as soon as practicable before the Meeting. Bridgeway Funds recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

By Order of the Board of Directors of Bridgeway Funds, Inc.,

Deborah L. Hanna
Secretary, Bridgeway Funds, Inc.
December 21, 2022

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Meeting and vote at the Meeting, please call AST, our proxy solicitor, toll free at (866) 828-6951.

PROXY STATEMENT/PROSPECTUS

Dated December 21, 2022

Acquisition of the Assets and Assumption of the Liabilities of

OMNI TAX-MANAGED SMALL-CAP VALUE FUND,

(a series of Bridgeway Funds, Inc.)

By and in Exchange for Shares of

EA BRIDGEWAY OMNI SMALL-CAP VALUE ETF

(a series of EA Series Trust)

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a Special Meeting of Shareholders, which will be held at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, on February 15, 2023, at 1:00 p.m., Central time (the “Meeting”), of the Omni Tax-Managed Small-Cap Value Fund (the “Target Fund”), a series of Bridgeway Funds, Inc. (“Bridgeway Funds”).

At the Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”). If the Target Fund’s shareholders vote to approve the Plan, the assets and the liabilities of the Target Fund will be acquired and assumed, respectively, by the EA Bridgeway Omni Small-Cap Value ETF (the “Acquiring Fund”), a newly-created series of EA Series Trust (the “ETF Trust”), in exchange solely for shares of the Acquiring Fund (“Acquiring Fund Shares”).

The Board of Directors of Bridgeway Funds (the “Board”) has fixed the close of business on December 9, 2022, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of the Target Fund on the Record Date will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share). This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed on or about December 28, 2022, to all shareholders eligible to vote on the Plan that provides for the reorganization of the Target Fund with and into the Acquiring Fund.

If the Target Fund’s shareholders vote to approve the Plan, on the closing date of the reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”) to their investment in the Target Fund immediately prior to the reorganization. The Target Fund will then be liquidated and dissolved.

The Target Fund and the Acquiring Fund (each, a “Fund” and, collectively, the “Funds”) have identical investment objectives and substantially similar principal investment strategies. The Funds also have substantially the same principal investment risks, except that the Acquiring Fund will also be subject to certain principal investment risks due to its structure as an exchange-traded fund (“ETF”). Each Fund’s investment objective is to provide long-term total return on capital, primarily through capital appreciation.

This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which if approved, would result in your owning shares of the Acquiring Fund after the reorganization. You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed reorganization has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

●	The Prospectus of the Omni Tax-Managed Small-Cap Value Fund dated October 31, 2022, as supplemented, (the “Target Fund Prospectus”), which is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

●	The Prospectus of the EA Bridgeway Omni Small-Cap Value ETF dated December 21, 2022, (the “Acquiring Fund Prospectus”), accompanies this Proxy Statement/Prospectus and is also incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

●	A Statement of Additional Information (“SAI”) dated December 21, 2022, relating to this Proxy Statement/Prospectus, which has been filed with the SEC, is incorporated by reference into and considered a part of this Proxy Statement/Prospectus.

i

You may request a free copy of the Target Fund’s Prospectus and SAI dated October 31, 2022, as supplemented, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Proxy Statement/Prospectus, and other information by calling 800-661-3550 or by writing to Bridgeway Funds, Inc. at c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, RI 02940-8060.

You may request a free copy of the Acquiring Fund’s Prospectus and SAI dated December 21, 2022, by calling (215) 882-9983. Because the Acquiring Fund has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available.

You also may review and obtain copies of these documents from the SEC on the EDGAR Database via the internet at www.sec.gov or by sending an electronic request to the following email address: publicinfo@sec.gov. The SEC charges a fee to copy any documents.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

A.	Form of Agreement and Plan of Reorganization	A-1
B.	Financial Highlights of the Target Fund	B-1
C.	Principal Holders of Securities of the Target Fund	C-1
D.	Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions	D-1
E.	Comparison of Maryland and Delaware Governing Instruments and State Law	E-1

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A) and the Acquiring Fund Prospectus (enclosed).

What am I being asked to vote upon?

Shareholders of the Target Fund are being asked to approve the Plan between Bridgeway Funds, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, that provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (2) the distribution of such shares to the shareholders of the Target Fund, and (3) the complete liquidation and dissolution of the Target Fund. The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through its reorganization (the “Reorganization”) into the newly-created Acquiring Fund, which is an ETF, that has the same investment objective and substantially similar principal investment strategies as the Target Fund. As an ETF, the Acquiring Fund’s shares will be traded on The NASDAQ Stock Market LLC (the “Nasdaq”). The Reorganization will be accomplished in accordance with the Plan.

What will happen if shareholders approve the Plan?

If the Target Fund’s shareholders vote to approve the Plan and all other closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about March 10, 2023, and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will be able to redeem their Target Fund shares prior to the closing of the Reorganization, which is expected to occur on or about March 10, 2023. Shareholders of the Target Fund will receive Acquiring Fund Shares with an equivalent aggregate NAV equal to the aggregate NAV of the shares of the Target Fund owned by such shareholders immediately prior to the Reorganization. If the Reorganization is approved and Target Fund shareholders receive Acquiring Fund shares, such shares will only be traded on the Nasdaq.

In particular, the Plan provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund Shares; and (2) the Acquiring Fund Shares received by the Target Fund in the exchange will then be distributed to shareholders of the Target Fund. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be liquidated and dissolved.

How will the Reorganization affect me?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund, which is an ETF. Upon completion of the Reorganization, Target Fund shareholders will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund (“Target Fund Shares”) that were owned immediately prior to the Reorganization. If you hold your shares of the Target Fund through a brokerage account that can accept an ETF on the Closing Date of the Reorganization, then you will receive shares of the Acquiring Fund with an equivalent aggregate NAV equal to the aggregate NAV of the shares of the Target Fund owned by such shareholders immediately prior to the Reorganization. A shareholder’s brokerage account statement will reflect a shareholder’s investment value based on market value instead of net asset value (i.e., NAV). However, shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and will result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

If you hold your shares of the Target Fund in an account directly with the transfer agent, BNY Mellon Investment Servicing (US), Inc., or in a brokerage account with a financial intermediary that does not permit you to hold an ETF, you should transfer your shares of the Target Fund to a brokerage account that can accept the Acquiring Fund shares prior to the Reorganization. If the Target Fund shares are not transferred into a brokerage account that can accept the Acquiring Fund Shares prior to the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Consequently, your investment will be liquidated, and you will receive cash equal in value to the NAV of your Target Fund shares, which may be taxable.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems. Should a former Target Fund shareholder decide to purchase or sell shares in the Acquiring Fund after the Reorganization, the shareholder will need to place a trade through a broker who will execute the trade on an exchange at prevailing market prices. Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. Accordingly, former Target Fund shareholders will no longer be able to redeem shares directly from the Target Fund at NAV and must rely on the ability to sell shares on the Nasdaq. As with all ETFs, your broker may charge a commission for purchase and sale transactions, although ETFs trade with no transaction fees on many platforms.

Will the Reorganization affect the way my investments are managed?

No. The Acquiring Fund will be managed using the same investment objective and substantially similar principal investment strategies currently used by the Target Fund. Unlike mutual funds, such as the Target Fund, ETFs are not required to redeem shares directly from retail shareholders and as a result, the Acquiring Fund generally does not have to maintain a certain level of cash in order to maintain liquidity for redemptions, which may give the Acquiring Fund’s portfolio managers more flexibility to keep the portfolio more fully invested than a typical mutual fund.

Bridgeway Capital Management, LLC (“Bridgeway”), 20 Greenway Plaza, Suite 450, Houston, Texas 77046, serves as investment manager to the Target Fund and also provides certain administrative and oversight services to the Fund. Empowered Funds, LLC, dba EA Advisers (“EA Advisers”), 19 East Eagle Road Havertown, PA 19083 serves as investment manager to the Acquiring Fund and also provides certain administrative and oversight services to the Acquiring Fund. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers selects the Acquiring Fund’s sub-adviser and oversees the sub-adviser’s management of the Acquiring Fund. If the Reorganization is approved, Bridgeway will serve as the Acquiring Fund’s sub-adviser and will be responsible for the selection of the Acquiring Fund’s investments. EA Advisers, will serve as the Acquiring Fund’s investment adviser, and will provide trading, execution and various other administrative services in addition to supervising the overall daily affairs of the Acquiring Fund. This is a change from how the Target Fund is structured where Bridgeway is the sole investment adviser to the Target Fund. It is not anticipated that this change will have a material effect on how the Target Fund is currently managed. Moreover, the Acquiring Fund’s management structure maintains continuity in the investment selection process of the Target Fund’s assets if the Reorganization is approved.

EA Advisers and the ETF Trust have received an exemptive order (the “Order”) from the SEC that allows the Acquiring Fund to operate in a “manager of managers” structure whereby EA Advisers can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to ETF Trust Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Acquiring Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides the Acquiring Fund with greater flexibility and efficiency by preventing the Acquiring Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements. Bridgeway Funds, and the Target Fund in specific, does not have a similar exemptive order.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment objectives, policies and strategies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?” and “ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET FUND AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION*” – “What are some features of ETFs that differ from mutual funds?”

How do the fees and expenses of the Acquiring Fund compare to the fees and expenses of the Target Fund?

Following the Reorganization, as set forth in the table below, the Total Annual Fund Operating Expenses for the Acquiring Fund are expected to be lower than the Total Annual Fund Operating Expenses (both before and after the contractual fee waiver and/or expense reimbursement) of the Target Fund. In addition, the Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment manager, EA Advisers, to pay the Acquiring Fund’s ordinary operating expenses without any increase in the management fee, typically resulting in lower fees and expenses to shareholders.

As shown in the table below, the Total Annual Fund Operating Expenses of the Acquiring Fund are lower than those of the Target Fund on a gross basis and also on a net basis when giving effect to Bridgeway’s contractual expense limitation agreement. In addition, effective January 1, 2020, Bridgeway voluntarily agreed to waive fees and/or pay Target Fund expenses in an additional amount such that the net fiscal year expense ratio for the Target Fund (management fees and other expenses less the contractual expense waiver and voluntary waiver) does not exceed 0.47%. Total expenses are the expenses accrued daily by the accounting agent and exclude trading costs (e.g., commissions and other trading costs), as well as Acquired Fund Fees and Expenses. This voluntary expense cap may be changed or eliminated at any time by Bridgeway. When giving effect to the Bridgeway voluntary fee waiver, the Total Annual Fund Operating Expenses of the Acquiring Fund (0.47%) are equal to the Target Fund’s current voluntary expense limitation of 0.47% (the voluntary expense limitation is not reflected in the table below). As a result, the Total Annual Fund Operating Expenses of the Acquiring Fund are expected to be the same as those of the Target Fund when taking the voluntary fee waiver into account. Bridgeway’s contractual and voluntary expense waivers exclude Acquired Fund Fees and Expenses, if any.

For more information on the voluntary expense limitation, see the section titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fee rates?” In addition, the management fee of the Acquiring Fund is lower than the management fee of the Target Fund, notwithstanding that the management fee for the Acquiring Fund is structured as a unitary fee, as described further below.

ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET FUND

AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION*

The following table shows the fees and expenses for the Target Fund and the Acquiring Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the Other Expenses shown for the Acquiring Fund are estimated. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization. Shareholders pay annual fund operating expenses indirectly because they are deducted from a Fund’s assets. The fees and expenses reflected below do not include the brokerage commissions, other fees to financial intermediaries and taxes that investors may pay on their purchases and sales of shares of the Acquiring Fund. These fees apply due to the Acquiring Fund’s structure as an ETF; these fees do not apply to purchases of the Target Fund.

SHAREHOLDER FEES (paid directly from your investment)	Target Fund	Pro Forma Acquiring Fund
Sales Charge (Load) Imposed on Purchases	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES	Target Fund	Pro Forma Acquiring Fund
Management fees	0.50%	0.47%
Distribution and service (12b-1) fees	None	0.00%
Other expenses	0.17%	0.00%[2]
Total annual Fund operating expenses	0.67%	0.47%
Fee waiver and/or expense reimbursement	(0.07%)[1]	–
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.47%

*	Expense ratios reflect annual fund operating expenses for the fiscal year ended June 30, 2022 (as disclosed in the Target Fund’s current prospectus) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are calculated using information for the twelve-month period ended September 30, 2022, assumes that the Reorganization occurred on October 1, 2021, and does not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any). Acquiring Fund shareholders will also be subject to bid-ask spreads on the purchase or sale of Acquiring Fund shares and any applicable taxes related to such purchases and sales of Acquiring Fund shares.
[1]	Bridgeway, the investment adviser to the Target Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.60%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval. The Target Fund is authorized to reimburse Bridgeway for management fees previously waived and/or expenses previously paid by Bridgeway, provided, however, that any reimbursements must be paid at a date not more than three years after Bridgeway waived the fees or reimbursed the expenses and the reimbursements do not cause the Target Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different.
[2]	Other Expenses are estimated for the current fiscal year. The Target Fund charges a management fee and any remaining Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” Total expenses of the Target Fund are subject to an overall expense limitation. The Acquiring Fund charges a unitary fee and Acquiring Fund expenses are paid from the unitary fee. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because the Acquiring Fund does not reasonably estimate that the Fund will incur any expenses that are not otherwise paid for by the unitary management fee.

In addition, the Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment manager, Empowered Funds, LLC, dba EA Advisers (“EA Advisers”), to pay the Acquiring Fund’s ordinary operating expenses without any increase in the total net operating expenses after fee waiver and/or expense reimbursement of the Acquiring Fund. The Acquiring Fund’s sub-adviser, Bridgeway Capital Management, LLC (“Bridgeway”) is also the sponsor of the Acquiring Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Acquiring Fund and, in turn, EA Advisers has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Acquiring Fund’s unitary management fee. Every month, the unitary management fee is calculated and paid to EA Advisers.

If the amount of the unitary management fee exceeds the Acquiring Fund’s operating expenses and EA Advisers-retained amount, EA Advisers pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the unitary management fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived.

If the amount of the unitary management fee is less than the Acquiring Fund’s operating expenses and the EA Advisers-retained amount, Fund Sponsor is obligated to reimburse EA Advisers for the shortfall.

EA Advisers performs its services to the Acquiring Fund pursuant to the terms of an investment advisory agreement between the Acquiring Fund and EA Advisers. EA Advisers is entitled to receive the following advisory fee, expressed as an annual rate as a percentage of average daily net assets:

Fund	Contractual Rate
EA Bridgeway Omni Small-Cap Value ETF	0.47% on the first $1 billion
0.42% on the next $1 billion
0.40% on assets above $2 billion

For a more detailed comparison of the Funds’ fees and expenses, see the sections below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fee rates?” and “What are the fees and expenses of each Fund and what might they be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $200,000. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization (but excluding brokerage costs, which are expected to be minimal, if any), will be borne by Bridgeway, the investment adviser for the Target Fund and sub-adviser for the Acquiring Fund, and EA Advisers, the investment adviser for the Acquiring Fund. Bridgeway and EA Advisers will share the costs of the Reorganization if the Reorganization is not consummated.

How do ETFs differ from mutual funds?

The following are the material features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be a transparent ETF that operates with full transparency to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other fully transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be available on the Acquiring Fund’s website at www.bridgewayetfs.com. A description of the Bridgeway Funds policies and procedures with respect to the disclosure of the Target Fund’s portfolio holdings is available in the Target Fund’s SAI, which is incorporated into this Proxy Statement/Prospectus by reference. Such disclosure is generally provided by the Target Fund quarterly, on a lag. The daily availability of the Acquiring Fund’s portfolio holdings information provides greater transparency to Acquiring Fund shareholders, including with respect to the Acquiring Fund’s NAV.

Tax Efficiency. In a mutual fund, when portfolio securities are sold, including in order to rebalance holdings or to raise cash for redemptions, the sale can create taxable capital gains that affect all taxable shareholder accounts of the mutual fund. In contrast, many ETFs create and redeem their shares in kind. ETFs do not recognize capital gains on in-kind distributions in redemption of their shares, which enables them to distribute appreciated securities to redeeming shareholders without recognizing gains on those securities. Thus, an ETF’s in-kind redemptions generally do not result in taxable distributions for its non-redeeming taxable shareholders. Instead, non-redeeming taxable ETF shareholders in an ETF that creates and redeems its shares in kind may recognize capital gains with respect to their ETF shares when they sell their ETF shares. The Acquiring Fund intends to create and redeem its shares in kind.

Sales of ETF Shares on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not directly purchased or redeemed from the Acquiring Fund at NAV. Shares of the Acquiring Fund may be purchased or redeemed directly from the Acquiring Fund only in block size creation units of 25,000 or more or multiples thereof, and only an AP may engage in purchase or redemption transactions directly with the Acquiring Fund. Once created, shares of the Acquiring Fund generally trade in the secondary market in amounts less than a creation unit. Acquiring Fund Shares may only be purchased and sold on a stock exchange through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the ETF’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors.

In addition, the Acquiring Fund is subject to certain risks unique to operating as an ETF. For more information, see “Are there any differences in risks between the Target Fund and the Acquiring Fund?” above.

What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Reorganization, most shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize taxable gain or loss, if any, upon the receipt of cash for their fractional shares, if any.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, Bridgeway Funds and the ETF Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. The tax opinion is expected to state that the Reorganization will not result in the recognition of a taxable gain or loss to Target Fund shareholders. Shareholders should consult their tax advisors about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Proxy Statement/Prospectus relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

How do the purchase procedures of the Funds compare?

Shares of the Target Fund are sold on a continuous basis by Foreside Fund Services, LLC (the “Distributor”) at the next calculated NAV per share at the end of the trading day that the NYSE is scheduled to be open for business. Acquiring Fund Shares may be purchased only on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share, and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Sales Charges. Shares of the Target Fund are not currently subject to a front-end sales charge or a contingent deferred sales charge (“CDSC”). No front-end sales charge or CDSC will be imposed on shares of the Target Fund exchanged for shares of the Acquiring Fund in connection with the Reorganization. Additionally, no sales charges are imposed on shares of the Acquiring Fund.

Rule 12b-1 Fees. Bridgeway Funds has adopted a Rule 12b-1 plan under the Investment Company Act of 1940, as amended (the “1940 Act”), which permits Bridgeway to pay up to 0.25% of the Target Fund’s average daily assets for sales and distribution of Target Fund Shares. In this plan, Bridgeway has agreed to pay directly all distribution costs associated with Target Fund shares. Shareholders of the Target Fund therefore pay no 12b-1 fees. The ETF Trust has adopted a Rule 12b-1 plan under the 1940 Act for the Acquiring Fund with an annual fee of up to 0.25%. As of the date of this Proxy Statement/Prospectus, the Acquiring Fund does not charge a Rule 12b-1 fee and does not anticipate that the Rule 12b-1 plan would be implemented at the time of the Reorganization or the foreseeable future. Therefore, neither shareholders of the Target Fund nor shareholders of the Acquiring Fund pay Rule 12b-1 fees, however shareholders of the Acquiring Fund could pay up to 0.25% in Rule 12b-1 fees in the future, although this is not currently anticipated.

Brokerage Commissions. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

Shares of the Target Fund may be sold (redeemed) at the next calculated NAV directly with the Target Fund each day that the NYSE is scheduled to be open for business. Unlike the Target Fund, individual shares of the Acquiring Fund are not sold at NAV per share directly by the Acquiring Fund. Shares of the Acquiring Fund generally may only be sold on exchanges and other trading platforms. Acquiring Fund Shares may be sold only on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market determined prices, which means that the market price per share of the ETF may be higher or lower than the ETF’s NAV per share and may be higher or lower than the ETF’s next calculated NAV at the close of the trading day.

Shareholders of the Target Fund may exchange their Target Fund Shares for shares of any other series of the Bridgeway Funds, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Brokerage Commissions. When buying and selling shares of an ETF through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

For a more complete discussion, see the section below titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on February 15, 2023. If the necessary shareholder approval is obtained and all other closing conditions of the Reorganization under the Plan are satisfied or waived, the Reorganization is currently expected to be completed on or about March 10, 2023.

What happens if the Reorganization is not approved?

If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund may consider other alternatives, however, currently, there are no other proposed actions contemplated for the Target Fund. Until any such alternatives are acted upon, the Target Fund would continue its operations as a mutual fund, and would be overseen by the Board and managed by Bridgeway.

What do I need to do to prepare for the Reorganization?

It is important for you to determine whether you hold your Target Fund shares in the type of account that can accommodate the Acquiring Fund Shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares if the Reorganization is approved and you continue to own shares of the Target Fund at the time of the Reorganization.

Transferring Target Fund shares to an already existing brokerage account. Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to the broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account if the Reorganization is approved and you continue to own shares of the Target Fund at the time of the Reorganization.

You should provide your broker with a copy of the quarterly statement from the Target Fund. The broker will require your account number with the Target Fund, which can be found on your statement. The broker will help you complete a form to initiate the transfer. Once you sign that form, the broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account.

Transferring Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares. The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

You can contact your financial advisor or other financial intermediary for further information.

What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?

If your shares are held in an account that cannot accept ETF shares you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If the Target Fund shares are not transferred into a brokerage account that can accept the Acquiring Fund Shares prior to the Reorganization, you will not receive the Acquiring Fund Shares as part of the Reorganization. Consequently, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares, which may be taxable. The conversion of Acquiring Fund Shares to cash may be subject to fees and expenses and will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such conversion.

What if the Reorganization is approved by shareholders and I don’t want to hold ETF shares?

If the Reorganization is approved and you do not want to receive ETF shares in connection with the Reorganization, you may redeem or exchange your Target Fund shares into another series of the Bridgeway Funds prior to the Reorganization. If a Target Fund shareholder redeems his or her shares or exchanges his or her shares into another series of the Bridgeway Funds and such shares are held in a taxable account, the shareholder will generally recognize a taxable gain or loss based on the difference between the Target Fund shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them.

How will shareholder voting be handled?

Shareholders who own shares of the Target Fund at the close of business on December 9, 2022 (the “Record Date”), will be entitled to vote at the Meeting, and each share (or fractional share) of the Target Fund outstanding as of the Record Date is entitled to a number of votes equal to the net asset value of that share (or fractional share) in U.S. dollars as of the Record Date. This method of voting is referred to as “dollar-weighted” voting. Approval of the Reorganization by the Target Fund requires the affirmative vote of the lesser of: (i) a majority of the voting power of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting power of the voting securities of the Target Fund present or represented by proxy at the Meeting if the holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Target Fund are present or represented by proxy (“1940 Act Majority Vote”). AST is a company that has been retained by the Target Fund to assist in the solicitation of proxies, and collect and tabulate shareholder votes. AST is not affiliated with the Funds or with Bridgeway Funds.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card(s), by calling the number on the enclosed proxy card(s) if eligible, or, online by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “VOTING INFORMATION” section of this Proxy Statement/Prospectus.

What is the Board’s recommendation regarding the proposal?

The Board unanimously recommends that you vote FOR the Plan. At a meeting held on August 25, 2022, the Board, on behalf of the Target Fund, considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Plan. For the reasons set forth in the “REASONS FOR THE REORGANIZATION” section of this Proxy Statement/Prospectus, the Board, including the Independent Directors (as defined below), have determined that participation in the Reorganization is in the best interests of the Target Fund. The Board also concluded that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Yes. While most of the principal risks of the Target Fund and the Acquiring Fund are the same, the Acquiring Fund is subject to certain risks unique to ETFs. The Acquiring Fund is subject to:

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Acquiring Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Acquiring Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. Acquiring Fund Shares may trade above or below their NAV. The market prices of Acquiring Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Acquiring Fund Shares on the NYSE or other securities exchanges. The trading price of Acquiring Fund Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Acquiring Fund Shares.

●	Cost of Trading Risk. Investors buying or selling Acquiring Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Acquiring Fund Shares.

●	Trading Risk. Although Acquiring Fund Shares are listed on the NYSE, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Acquiring Fund Shares on the NYSE may be halted. In stressed market conditions, the liquidity of Acquiring Fund Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than Acquiring Fund Shares, potentially causing the market price of Acquiring Fund Shares to deviate from its NAV.

Furthermore, the Target Fund, but not the Acquiring Fund, is subject to the following principal risk, which is not applicable given the ETF structure of the Acquiring Fund:

●

Tax Management Strategy Risk. Tax management strategies carry the risk of altering investment decisions and affecting portfolio holdings and may result in lower returns, as compared to funds that are not tax managed. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Target Fund’s investment adviser seeks to avoid doing so.

The Acquiring Fund is also subject to the following principal risk, which is a function of the anticipated portfolio holdings of the Acquiring Fund. Fund holdings, and exposure to particular sectors will change over time.

●	Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

For a more complete discussion, see the sections below titled: “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – How do the investment objectives, strategies, policies and risks of the Funds compare?” and “What are the principal investment risks associated with investments in the Funds?”

THE BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY

RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, policies and strategies of the Funds?

The Target Fund and Acquiring Fund have identical investment objectives. The Target Fund and Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their objectives.

Investment Objectives

Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Investment Strategies

Each Fund invests in a broad and diverse group of small-cap stocks that Bridgeway, as adviser to the Target Fund and as sub-adviser to the Acquiring Fund, determines to be value stocks. Value stocks are those Bridgeway determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by Bridgeway’s statistical, evidence-based approach. Bridgeway’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that Bridgeway expects to generate higher returns relative to the overall US equity market over the long-term. Bridgeway uses a market capitalization approach to weight the securities in each Fund’s portfolio subject to risk constraints such as limiting maximum position size to address security-specific risk and limiting environmental, social, and governance (“ESG”) risks. This means that a security’s weight in each Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio.

Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. Equity-related securities include securities such as warrants and rights that may be issued as a result of corporate actions related to stocks held by the Fund. For purposes of the Fund’s investments, the Sub-Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 10% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ and the Sub-Adviser determines the lowest 10% of total market capitalization and 1000th largest U.S. company by ranking these stocks in order of market capitalization.” As of June 30, 2022, the stocks in this group had a market capitalization less than $3.3 billion. This dollar amount will change with market conditions.

Bridgeway’s investment process incorporates material ESG information, when available, as a consideration in the ongoing assessment of potential portfolio securities. Bridgeway uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks as it relates to the universe of small-cap value stocks identified by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser has determined through statistical analysis that certain lower ESG ratings (e.g., industry-adjusted overall scores) may represent ESG risk and, thus result in the Sub-Adviser reducing the weighting. As with any consideration used in assessing portfolio securities, Bridgeway may, at times, utilize ESG information, when available, to increase the weighting of an issuer with a good ESG record (e.g., a higher rating) or decrease the weighting of an issuer with a poor ESG record (e.g., a lower rating). However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by Bridgeway. In addition, the Sub-Adviser may increase the weighting above the position size suggested by market capitalization or decrease the weighting below the position size suggested by market capitalization by proprietary amounts determined by the Sub-Adviser through statistical research.

Bridgeway will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, each Fund may have less than 80% of its assets in small-cap stocks at any point in time.

Use of the term “omni” in the name refers to the fact that each Fund intends to invest in a broad and diverse group of small-cap value stocks generally ranging between 600 to 700 issuers that approximately reflect the risk and return of all small-cap value stocks as a whole.

Although each Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, each Fund may have significant positions in particular sectors. For example, the Sub-Adviser’s investment process has resulted (in recent years) in the Fund having a significant allocation to companies in the financials sector because those companies have tended to meet the Sub-Adviser’s criteria for investment as a value stock.

Investment Policies and Restrictions

The Target Fund and Acquiring Fund have adopted similar fundamental investment policies and restrictions regarding borrowing money, acting as underwriter, making loans, purchasing or selling real estate or physical commodities, issuing senior securities, concentrating in an industry, and operating as a diversified fund as defined by the 1940 Act. The Target Fund has adopted additional fundamental investment restrictions regarding the purchase of derivatives, the purchase of securities on margin, and the purchase of investments for the purpose of exercising control or management. Any differences between the Target Fund and Acquiring Fund fundamental investment policies and restrictions will not result in any material differences in the management between the Target Fund and the Acquiring Fund.

For more information about the investment objectives, strategies and policies of the Funds please see the section entitled “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS” in this Proxy Statement/Prospectus.

How do the principal investment risks of the Funds compare?

An investment in each Fund involves risks common to most US small capitalization equity funds. You could lose money by investing in either Fund. Because the investment policies of the Funds are substantially identical, the Funds have substantially similar principal investment risks. The Funds have in common the principal investment risks of Small-Cap Company Risk, Value Stocks Risk, Sector Risk, Management and Operational Risk, and Environmental, Social, and Governance Investing Risk. The Acquiring Fund is subject to the following additional risks unique to operating as an ETF: Authorized Participants, Market Makers and Liquidity Providers Concentration Risk, Premium-Discount Risk, Cost of Trading Risk, and Trading Risk. The Acquiring Fund is subject to Investment Risk and Equity Investing Risk, which the Target Fund is also generally subject to except that these risks are described differently in the Target Fund Prospectus. The Target Fund, but not the Acquiring Fund, is subject to Tax Management Strategy Risk as principal risk which is not applicable to the ETF structure of the Acquiring Fund. The Acquiring Fund is also subject to Financials Sector Risk based on the anticipated holdings of the Acquiring Fund. Fund holdings, and exposure to particular sectors will change over time.

For more information about the principal risks of the Funds, please see the section “COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS – What are the principal investment risks associated with investments in the Funds?”

What are the purchase procedures of the Funds?

Shares of each Fund are sold without a sales charge. Unlike the Target Fund, shares of the Acquiring Fund are not purchased at NAV directly with the Acquiring Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are generally issued (or redeemed) in kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

The Target Fund and the Acquiring Fund have different procedures for the purchase of shares. Shares of the Target Fund are sold on a continuous basis at NAV by the Distributor. The Target Fund is generally available for investment only by institutional clients, clients of approved registered investment advisors, clients of financial institutions and a limited number of certain other investors, such as health savings accounts, as approved by Bridgeway. All initial investments must be made by check or wire, and additional investments may be made by check, wire, or ACH. The Target Fund requires a minimum investment of $2,000. Some retirement plans may have lower minimum initial investment. Certain exemptions apply as set forth in the Target Fund’s prospectus. See the Target Fund’s prospectus for more details. Acquiring Fund Shares may only be purchased on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought during the day like shares of other publicly traded companies. Buying Acquiring Fund Shares on an exchange involves certain costs. When buying shares through a financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund Shares trade at market prices rather than at NAV, Acquiring Fund Shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of Acquiring Fund Shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Acquiring Fund Shares and securities of the companies held by the Acquiring Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Holders of shares of the Target Fund will not be assessed a front-end sales charge or CDSC in connection with the Reorganization. Additional information and specific instructions explaining how to buy shares of each Fund are outlined in each Fund’s prospectus under the heading “Purchase and Sale of Fund Shares.”

Share purchases of the Target Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Bridgeway Funds’ website (bridgewayfunds.com) for further information.

What are the redemption procedures and exchange privileges of the Funds?

The Funds have different features for redeeming and exchanging shares.

The Target Fund processes redemption orders promptly, and shareholders will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. Redemption orders received in proper form by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. See the Target Fund’s prospectus for more details. The Acquiring Fund will redeem shares at NAV only in Creation Units, and shares generally may only be sold on exchanges and other trading platforms, as explained above in the section titled “What are the purchase procedures of the Funds?”

Shareholders of the Target Fund may sell their shares and buy shares of another Bridgeway Fund by making a request in writing or by telephone (unless you declined telephone privileges on your account application). Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase for tax purposes, they are taxable transactions. See the Target Fund’s prospectus for more details. As an ETF, the Acquiring Fund does not provide for the exchange of shares.

Who manages the Funds?

The oversight of the operations of the Target Fund is the responsibility of the Board, and the management of the business of the Acquiring Fund is the responsibility of the Board of Trustees of the ETF Trust (the “ETF Trust Board”). The Board and the ETF Trust Board each elect officers, who are responsible for the day-to-day operations of the respective Fund.

Investment Manager of Target Fund. Bridgeway Capital Management, LLC (“Bridgeway”), was founded in 1993, is organized as a Delaware limited liability company with its principal offices located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046. As of June 30, 2022, the Sub-Adviser had approximately $4.4 billion in total assets under management. Bridgeway is responsible for selecting the investments for the Target Fund in accordance with the Target Fund’s objectives, policies and restrictions..

Investment Manager of Acquiring Fund. Empowered Funds, LLC, dba EA Advisers (“EA Advisers”), 19 East Eagle Road Havertown, PA 19083 serves as investment manager to the Acquiring Fund and provides certain administrative and oversight services to the Acquiring Fund. EA Advisers is wholly-owned by Alpha Architect LLC. EA Advisers selects the Acquiring Fund’s sub-adviser, oversees the sub-adviser’s management of the Acquiring Fund, provides trading, execution and various other administrative services and supervises the overall daily affairs of the Acquiring Fund.

Manager of Managers Structure

EA Advisers and the ETF Trust have received an exemptive order (the “Order”) from the SEC that allows the Acquiring Fund to operate in a “manager of managers” structure whereby EA Advisers can appoint and replace unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to ETF Trust Board approval, but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Acquiring Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Order provides the Acquiring Fund with greater flexibility and efficiency by preventing the Acquiring Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Acquiring Fund is subject to certain conditions that are set forth in the Order. Under the Manager of Managers Structure, EA Advisers has the ultimate responsibility, subject to oversight by the ETF Trust Board, to oversee sub-advisers and recommend their hiring, termination and replacement. EA Advisers will also, subject to the review and approval of the ETF Trust Board: set the Acquiring Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to review by the ETF Trust Board, EA Advisers will allocate and, when appropriate, reallocate the Acquiring Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Sub-Adviser to the Acquiring Fund. Bridgeway serves as the sub-adviser to the Acquiring Fund. As sub-adviser, Bridgeway, subject to EA Advisers’ overall supervision, provides the day-to-day management of the Fund’s investments.

Bridgeway is a wholly-owned subsidiary of Bridgeway Investments, Inc., a Texas corporation, which is controlled by John N. R. Montgomery. John is also a Director and Vice President of Bridgeway Funds and a Portfolio Manager on all of the Bridgeway Funds, including the Target Fund.

Fund Management Team. The portfolio managers have responsibility for the day-to-day management of the Funds and operate as a team to develop ideas and implement investment strategy for each Fund. The day-to-day portfolio management of each Fund is the responsibility of Bridgeway. The portfolio managers of the Acquiring Fund will be the same as the portfolio managers for the Target Fund.

The portfolio managers responsible for the day-to-day management of the Target Fund and Acquiring Fund are John Montgomery, Elena Khoziaeva, Christine Wang, and Michael Whipple.

John Montgomery is the Co-Chief Investment Officer for Bridgeway and Portfolio Manager for the Funds. John founded Bridgeway in 1993 and has worked at Bridgeway since its inception. He holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is a Co-Chief Investment Officer for Bridgeway and Portfolio Manager for the Funds. Elena began working at Bridgeway in 1998. Her responsibilities include portfolio management, investment research, and statistical modelling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Christine L. Wang, CFA, CPA, is a Portfolio Manager and began working for Bridgeway in 2008. Her responsibilities include portfolio management, investment research, and statistical modeling. Christine holds an MS in Accounting from the University of Virginia and a BA in Sociology and Managerial Studies from Rice University. Christine is a Certified Public Accountant licensed in the State of Texas. Prior to joining Bridgeway, Christine worked in public accounting with a focus on energy trading and risk management from 2004 to 2008.

Michael Whipple, CFA, FRM, is a Portfolio Manager and began working at Bridgeway in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus on auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.

The SAI for the Target Fund dated December 9, 2022, (the “Target Fund SAI”) and the SAI for the Acquiring Fund dated December 21, 2022 (the “Acquiring Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee rates?

The investment management fee paid to Bridgeway, with respect to the Target Fund is equal to an annual rate of 0.50% of the Target Fund’s average daily net assets. Bridgeway is contractually obligated to waive fees and/or pay Target Fund expenses, if necessary, to ensure that the Target Fund’s net expenses do not exceed 0.60%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the expense limitation. This contractual expense limitation cannot be changed or eliminated without Target Fund shareholder approval. The Target Fund is authorized to reimburse Bridgeway for management fees previously waived and/or expenses previously paid by Bridgeway, provided, however, that any reimbursements must be paid at a date not more than three years after Bridgeway waived the fees or reimbursed the expenses and the reimbursements do not cause the Target Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The management fees waived by Bridgeway for the Target Fund are not subject to recoupment by Bridgeway from the Acquiring Fund. Effective January 1, 2020, Bridgeway voluntarily agreed to waive fees and/or pay Target Fund expenses to ensure the Target Fund’s net expenses do not exceed 0.47%. This voluntary expense limitation may be changed or eliminated at any time by Bridgeway. Bridgeway is responsible for the investment and reinvestment of the Target Fund’s assets and provides personnel and certain administrative services for the operation of the Funds’ daily business affairs.

EA Advisers will serve as investment manager to the Acquiring Fund. The Acquiring Fund will pay EA Advisers an advisory fee equal to an annual rate of 0.47% of the Acquiring Fund’s average daily net assets (the “Advisory Fee”). The Advisory Fee is a unitary management fee. Under the Advisory Agreement, EA Advisers bears all of the costs of the Acquiring Fund, except for the Advisory Fee, payments under the Acquiring Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, Acquired Fund Fees and Expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expenses (including class action-related services) and other non-routine or extraordinary expenses (including litigation to which the ETF Trust or the Acquiring Fund may be a party and indemnification of the Board of Trustees and officers of the ETF Trust with respect thereto).

EA Advisers is entitled to receive the following advisory fee, expressed as an annual rate as a percentage of average daily net assets:

Fund	Contractual Rate
EA Bridgeway Omni Small-Cap Value ETF	0.47% on the first $1 billion
0.42% on the next $1 billion
0.40% on assets above $2 billion

EA Advisers has entered into a fund sponsorship agreement with Bridgeway pursuant to which Bridgeway is also the sponsor of the Fund (“Fund Sponsor”). Under this arrangement, the Fund Sponsor has agreed to provide financial support to the Acquiring Fund (as described below) and, in turn, EA Advisers has agreed to share with the Fund Sponsor a portion of profits, if any, generated by the Acquiring Fund’s Advisory Fee (also as described below). If the amount of the unitary management fee exceeds the Acquiring Fund’s operating expenses and EA Advisers-retained amount, EA Advisers pays the net total to the Fund Sponsor. The amount paid to the Fund Sponsor represents both the sub-advisory fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire sub-advisory fee, the sub-advisory fee is automatically waived. If the amount of the unitary management fee is less than the Acquiring Fund’s operating expenses and EA Advisers-retained amount, Fund Sponsor is obligated to reimburse EA Advisers for the shortfall.

For the fiscal year ended June 30, 2022, the Target Fund paid Bridgeway a net fee after contractual and voluntary waivers and expense reimbursements of $2,724,933 for its management services provided, of which $580,513 may be recoupable no later than June 30, 2025. The management fees waived by Bridgeway for the Target Fund are not subject to recoupment by Bridgeway from the Acquiring Fund. Because the Acquiring Fund has not yet commenced operations, no management or other fees have been paid to EA Advisers.

What are the fees and expenses of each Fund and what might they be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal year ended June 30, 2022 and the anticipated expenses of the Acquiring Fund during its first year of operation. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of September 30, 2022. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization.

Following the Reorganization, as set forth in the table below, the Total Annual Fund Operating Expenses for the Acquiring Fund are expected to be lower than the Total Annual Fund Operating Expenses (both before and after the contractual fee waiver and/or expense reimbursement) of the Target Fund. In addition, the Acquiring Fund will be subject to a unitary fee structure, which will require the Acquiring Fund’s investment manager, EA Advisers, to pay the Acquiring Fund’s ordinary operating expenses without any increase in the management fee, typically resulting in lower fees and expenses to shareholders.

As shown in the table below, the Total Annual Fund Operating Expenses of the Acquiring Fund are lower than those of the Target Fund on a gross basis and also on a net basis when giving effect to Bridgeway’s contractual expense limitation agreement. When giving effect to the Bridgeway voluntary fee waiver, the Total Annual Fund Operating Expenses of the Acquiring Fund (0.47%) are equal to the Target Fund’s current voluntary expense limitation of 0.47% (the voluntary expense limitation is not reflected in the table below). As a result, the Total Annual Fund Operating Expenses of the Acquiring Fund are expected to be the same as those of the Target Fund when taking the voluntary fee waiver into account. Bridgeway’s contractual and voluntary expense waivers exclude Acquired Fund Fees and Expenses, if any. For more information on the voluntary expense limitation, see the section above titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fee rates?”. In addition, the management fees of the Acquiring Fund are lower than the management fees of the Target Fund, notwithstanding that the management fee for the Acquiring Fund is structured as a unitary fee, as described further below.

ANNUAL OPERATING EXPENSE TABLE FOR SHARES OF THE TARGET FUND

AND PROJECTED FEES FOR THE ACQUIRING FUND AFTER THE REORGANIZATION*

The following table shows the fees and expenses for the Target Fund and the Acquiring Fund. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement/Prospectus, the Other Expenses shown for the Acquiring Fund are estimated. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization. Shareholders pay annual fund operating expenses indirectly because they are deducted from a Fund’s assets. The fees and expenses reflected below do not include the brokerage commissions, other fees to financial intermediaries and taxes that investors may pay on their purchases and sales of shares of the Acquiring Fund. These fees apply due to the Acquiring Fund’s structure as an ETF; these fees do not apply to purchases of the Target Fund.

SHAREHOLDER FEES (paid directly from your investment)	Target Fund	Pro Forma Acquiring Fund
Sales Charge (Load) Imposed on Purchases	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

ANNUAL FUND OPERATING EXPENSES	Target Fund	Pro Forma Acquiring Fund
Management fees	0.50%	0.47%
Distribution and service (12b-1) fees	None	0.00%
Other expenses	0.17%	0.00%[2]
Total annual Fund operating expenses	0.67%	0.47%
Fee waiver and/or expense reimbursement	(0.07%)[1]	--
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.60%	0.47%

*	Expense ratios reflect annual fund operating expenses for the fiscal year ended June 30, 2022 (as disclosed in the Target Fund’s current prospectus) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are calculated using information for the twelve-month period ended September 30, 2022, assumes that the Reorganization occurred on October 1, 2021, and does not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).
[1]	Bridgeway, the investment adviser to the Target Fund pursuant to its Management Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.60%. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the expense limitation. The expense limitation cannot be changed or eliminated without shareholder approval. The Target Fund is authorized to reimburse the Adviser for management fees previously waived and/or expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Target Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different.
[2]	Other Expenses are estimated for the current fiscal year. The Target Fund charges a management fee and any remaining Fund expenses are paid by the Target Fund, which are reflected as “Other Expenses.” Total expenses of the Target Fund are subject to an overall annual expense limitation. The Acquiring Fund charges a unitary fee and Acquiring Fund expenses are paid from the unitary fee. “Other Expenses” of the Acquiring Fund are estimated to be 0.00% for the first fiscal year because the Acquiring Fund does not reasonably estimate that the Fund will incur any expenses that are not otherwise paid for by the unitary management fee.

Example

These examples are intended to help you compare the cost of investing in the Target Fund Shares with the cost of investing in the Acquiring Fund Shares, both before and after the Reorganization. The example assumes:

●	You invest $10,000 in the Target Fund and in the Acquiring Fund for the periods shown;

●	Your investment has a 5% return each year and the Funds’ operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date);

●	You reinvest all distributions and dividends without a sales charge;

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund – (with or without redemption at end of period)	$61	$192	$335	$750
Pro Forma – Acquiring Fund (assuming the Reorganization is completed)*	$48	$151	$263	$591

*	The expense example reflects annual fund operating expenses for the most recent fiscal year (as disclosed in the Target Fund’s current prospectuses) of the Target Fund. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus. Pro forma numbers are estimated as if the Reorganization had been completed as of October 1, 2021, and reflects the expense ratio for the twelve-month period ended September 30, 2022, and do not include the estimated costs of the Reorganization. The Target Fund and the Acquiring Fund will not bear any Reorganization costs (excluding brokerage costs, if any).

How do the performance records of the Funds compare?

The Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire the assets and assume the liabilities of the Target Fund and continue the business of the Target Fund, except that the Acquiring Fund will operate as an ETF instead of a mutual fund, subject to a new investment advisory agreement. After the Reorganization, the Target Fund will remain the “accounting survivor” and, as a result, the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund.

The historical performance of the Target Fund, as it is to be adopted by the Acquiring Fund, is included in the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus.

The average annual total returns for Target Fund shares before and after taxes, as of September 30, 2022, are shown below.

Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund
Return Before Taxes	(9.88%)	3.92%	8.89%
Return After Taxes on Distributions	(10.02%)	3.03%	8.16%
Return After Taxes on Distributions and Sale of Fund Shares	(5.67%)	2.89%	7.13%
Russell 2000 Value® Index (reflects no deductions for fees, expenses or taxes) (Performance Benchmark for the Target Fund)	(17.69%)	2.87%	7.94%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distribution and Sale of Fund Shares may be higher than other returns for the same period due to a potential tax benefit of realizing a capital loss upon the sale of Fund shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement plans.

The Target Fund’s past performance is not necessarily an indication of how the Funds will perform in the future. You can obtain updated performance information at bridgewayfunds.com or by calling 800-661-3550.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit B below are the financial highlights tables of the Target Fund. The Target Fund’s Prospectus, and the Target Fund’s Annual Report for the fiscal year ended June 30, 2022, contain additional financial and performance information about the Target Fund. The documents are available free of charge upon request (see the section “INFORMATION ABOUT THE FUNDS”). The Acquiring Fund is new and has no performance history as of the date of this Proxy Statement/Prospectus. The Acquiring Fund will adopt the financial history of the Target Fund following the Reorganization.

What are other key features of the Funds?

Service Providers. While the Target Fund and the Acquiring Fund use different service providers, the Funds receive substantially the same services from their respective service providers. As indicated below, the Funds use the following service providers:

●	Custodian. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, is custodian of all securities and cash of the Target Fund. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Acquiring Fund’s securities and other assets.

●	Fund Administration, Fund Accounting Services and Transfer Agent. The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809 provides various administrative and accounting services to the Target Fund. BNY Mellon Investment Servicing (US) Inc., 103 Bellevue Parkway, Wilmington, DE 19809 acts as transfer agent for the Target Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the administrator, fund accountant and transfer agent for the Acquiring Fund.

●	Distributor. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 is the distributor of the shares of the Target Fund. Quasar Distributors, LLC, 111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202, is the distributor of Creation Units for the Acquiring Fund.

●	Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the Target Fund’s independent registered public accounting firm. Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Acquiring Fund’s independent registered accounting firm. The independent registered public accounting firm for each Fund audits the financial statements included in each Fund’s Annual Report to Shareholders.

Distribution and Service (12b-1) Fees. The Target Fund and the Acquiring Fund have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (each a “Rule 12b-1 plan”). Under a Rule 12b-1 plan, the Funds may pay their respective distributor or others for the expenses of activities that are primarily intended to sell Acquiring Fund or Target Fund Shares.

The Target Fund 12b-1 plan. The Target Fund is subject to a Rule 12b-1 Plan that permits Bridgeway to pay up to 0.25% of the Target Fund’s average daily assets for sales and distribution of shares of the Target Fund. In this plan, the Adviser agreed to pay directly all distribution costs associated with Target Fund shares. Target Fund shareholders therefore pay no 12b-1 fees.

The ETF Trust 12b-1 plan. The Acquiring Fund is subject to a Rule 12b-1 Plan, under which the Acquiring Fund may be authorized to pay distribution fees of up to 0.25% of its average daily net assets each year to the Acquiring Fund’s distributor and other firms that provide distribution and shareholder services. In the event 12b-1 fees are charged, over time they would increase the cost of an investment in the Acquiring Fund because they would be paid on an ongoing basis. As of the date of this Proxy Statement/Prospectus, the maximum amount payable under the Acquiring Fund’s 12b-1 Plan is set at 0% until further action by the ETF Trust’s Board.

Fiscal Years. Each Fund has a fiscal/tax year end of June 30.

Dividends and Distributions. Each Fund generally pays dividends and distributes capital gains, if any, once in December and at such other times as are necessary. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions from the Target Fund will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash. Your income dividends and capital gain distributions from the Acquiring Fund may be automatically reinvested in additional whole Acquiring Fund Shares only if the broker through whom you purchased the shares makes such option available.

Tax. The tax implications of an investment in each Fund are generally the same. However, the Acquiring Fund, as an ETF, may present certain tax efficiencies for investors over the Target Fund, which is a mutual fund. ETFs typically redeem their shares with in-kind distributions of assets, and they typically do not recognize capital gains on the in-kind redemption of their shares. The Acquiring Fund will typically create and redeem Creation Units on an in-kind basis, thereby minimizing the Acquiring Fund’s recognition of gains with respect to any appreciated securities it redeems in kind. In contrast, when portfolio securities are sold within the Target Fund, the sale can cause the recognition of capital gains within the Target Fund that generally would cause a taxable distribution to all of its shareholders—even if the shareholders may have an unrealized loss on their overall investment in the Target Fund. As a result, shareholders of the Acquiring Fund may pay less in taxes while they hold shares of the Acquiring Fund than they would if they held similar investments in the Target Fund. For more information about the tax implications of investments in the Funds, see the Target Fund Prospectus under the heading “Dividends, other distributions and taxes,” and the Acquiring Fund Prospectus under the heading “Distributions and Taxes.”

REASONS FOR THE REORGANIZATION

Before approving the Reorganization, the directors who are deemed to be independent Directors of the Board (each, an “Independent Director” and, collectively, the “Independent Directors”) under the 1940 Act, had multiple meetings with representatives of Bridgeway and with their counsel outside the presence of Bridgeway to discuss matters related to the Reorganization.

At a meeting held on February 12, 2020, representatives of Bridgeway provided a presentation to the Independent Directors that, among other things, compared mutual funds and ETFs, highlighting the benefits offered by each type of investment vehicle; summarized the ETF market generally; and described how ETFs operated and how a conversion of a mutual fund to an ETF might be accomplished.

At a meeting held on November 11, 2021, representatives of Bridgeway discussed a potential proposal to convert one or more series of the Bridgeway Funds to ETFs. They indicated that they were evaluating the impact a conversion might have on existing shareholders, how a conversion might be accomplished and alternatives to ETF conversions. After responding to various questions from the Independent Directors, Bridgeway agreed to preview any proposal with the Independent Directors in advance of the meeting at which they would be asked to take formal action to allow the Independent Directors sufficient time to discuss any proposal with management and their legal counsel.

At a meeting held on January 27, 2022, representatives of Bridgeway discussed Bridgeway’s current thinking on converting one or more series of the Bridgeway Funds into ETFs at some point in the future, subject to the Board’s approval. During that meeting, representatives of Bridgeway also discussed, among other things, the current ETF market, developments since February 2020, management’s actions to date to evaluate possible fund-to-ETF conversions and various items that needed to be addressed before Bridgeway decided whether to make a formal recommendation to the Board. Representatives of Bridgeway also addressed either prior to or at that meeting certain questions that counsel to the Independent Directors had provided in advance of the meeting concerning proposed fund-to-ETF conversions.

At a meeting held on February 10, 2022, representatives of Bridgeway continued their discussion with the Independent Directors concerning the potential conversion of one or more series of the Bridgeway Funds into ETFs. During that meeting, representatives of EA Advisers provided an overview of their firm and the ETF Trust. The representatives of EA Advisers responded to questions from the Independent Directors. At a meeting held on May 12, 2022, the Board approved the conversion of a different series of the Bridgeway Funds into a new series of the ETF Trust, subject to shareholder approval.

At a meeting held on August 25, 2022, Bridgeway presented the Plan to the Board and provided the Board with data and analysis regarding the Reorganization. Based on the considerations described below, the Board, including the Independent Directors, determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. At that meeting, the Board considered various factors:

●	The Target Fund and the Acquiring Fund have identical investment objectives and substantially similar principal investment strategies.

●	The portfolio management team from Bridgeway that currently manages the Target Fund would be primarily responsible for the day-to-day management of the Acquiring Fund.

●	The Total Annual Fund Operating Expenses for the Acquiring Fund are expected to be lower than the Total Annual Fund Operating Expenses (both before and after fee waiver and/or expense reimbursement) of the Target Fund, although the Total Annual Fund Operating Expenses of the Acquiring Fund (0.47%) are equal to the Target Fund’s current voluntary expense limitation of 0.47% and, as a result, the Total Annual Fund Operating Expenses of the Acquiring Fund are expected to be the same as those of the Target Fund.

●	The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Target Fund, with some exceptions, including certain ETF specific risks.

●	The net assets of the Target Fund since its inception and the greater potential for the Acquiring Fund to increase its assets over time compared to the Target Fund due to current investor demand for ETFs over regular mutual funds.

●	The terms and conditions of the Plan, including the Acquiring Fund’s assumption of the assets and liabilities of the Target Fund.

●	The Reorganization would be structured to be a tax-free reorganization for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne by the Bridgeway and EA Advisers and not by the Target Fund or Acquiring Fund.

●	The potential benefits of the Reorganization, including operational efficiencies, that may be achieved from the Reorganization.

●	The benefits of the ETF structure, including increased flexibility to buy and sell shares at current market prices, the transparency of portfolio holdings, the opportunity to be included in financial advisors’ ETF model allocations, the tax advantages of the ETF structure and the strong interest in ETFs among taxable investors.

●	The potential disadvantages of the Reorganization, including the possibility that the Acquiring Fund will not be added to financial advisors’ ETF model allocations, the assets of the Acquiring Fund will not increase over time or will decrease compared to the Target Fund and the Acquiring Fund would be unable to be closed in the event its assets reach the expected capacity for the strategy.

●	The Target Fund shareholders will receive Acquiring Fund Shares with the same aggregate NAV as their Target Fund Shares (adjusted for distributions to redeem fractional shares, if any).

●	After the Reorganization, the Acquiring Fund shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market prices on the Nasdaq.

●	The alternatives available to the shareholders of the Target Fund, including the ability to redeem or exchange their shares.

The Board considered the potential benefits afforded by the ETF structure, such as the potential for greater economies of scale that over time could potentially lead to a lower expense ratio for the Acquiring Fund.

In deciding whether to recommend approval of the Proposal to shareholders of the Target Fund, the Board also considered the fees, expense caps and expense ratios of the Target Fund and the unitary fee arrangement for the Acquiring Fund.

Bridgeway informed the Board that the Reorganization would be structured as a tax-free reorganization for federal income tax purposes. Bridgeway also informed the Board that Bridgeway and EA Advisers would bear the costs of the Reorganization, which would include proxy solicitation costs but would exclude brokerage costs, if any.

The Board noted that the Reorganization would not result in the dilution of the interests of the Target Fund’s shareholders, because the value of the Target Fund’s assets would be calculated using the Target Fund’s valuation procedures, which do not differ from the Acquiring Fund’s valuation procedures, and all of the Target Fund’s shareholders would receive shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund they hold immediately before the Reorganization (adjusted for distributions to redeem fractional shares, if any). Therefore, Bridgeway noted to the Board that the Reorganization would not result in any dilution of the interests of the existing shareholders of the Target Fund.

The Board noted that the Reorganization would permit shareholders continued exposure to the investment strategies of the Target Fund. The Board also noted that the Reorganization has the potential over time to lead to economies of scale that might lead to lower annual fund operating expenses for the Acquiring Fund. For the foregoing reasons, Bridgeway noted that the Reorganization would be in the best interests of the Target Fund and its shareholders.

The Board approved the Plan, concluding that the Reorganization is in the best interests of the Target Fund, and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Board, including a majority of the Independent Directors, approved the Plan and made the foregoing determinations.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD,
ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A, for more complete information about the Reorganization.

How will the Reorganization be carried out?

If the shareholders of the Target Fund approve the Plan, the Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents. If the shareholders of the Target Fund do not approve the Plan, the Reorganization will not take place. The Target Fund will continue to operate as it currently does, and the Board of the Target Fund will consider such other actions as it deems necessary or appropriate.

If the Plan is approved by the Target Fund’s shareholders, any fractional shares held by shareholders will be redeemed, and the Target Fund will distribute the redemption proceeds to those shareholders. The redemption of shareholders’ fractional shares will generally be a taxable event for such shareholders and those shareholders are encouraged to consult their tax advisors to determine the effect of any such redemption.

On the closing date, which is scheduled to occur on or about March 10, 2023 (the “Closing Date”), but which may occur on an earlier or later date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by Bridgeway Funds, on behalf of the Target Fund. Bridgeway Funds, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund (and, immediately prior to the Reorganization, cash in lieu of fractional shares, if any). Shareholders who wish to redeem shares after 4:00 p.m., Eastern time, on the Closing Date will have to sell their shares on an exchange using their brokerage account. The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

●	the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Proxy Statement/Prospectus is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date;

●	the shareholders of the Target Fund shall have approved the Reorganization; and

●	Bridgeway Funds, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, shall have received a tax opinion described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders.

Bridgeway Funds, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the Target Fund.

If the Target Fund’s shareholders do not approve the Reorganization, the Target Fund may consider other alternatives, however, currently, there are no other proposed actions contemplated for the Target Fund. Until any such alternatives are acted upon, the Target Fund would continue its operations as a mutual fund and would be overseen by the Board and managed by Bridgeway.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $200,000. The cost of the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Reorganization as well as the conversion costs associated with the Reorganization (but excluding brokerage costs, which are expected to be minimal, if any), will be borne by Bridgeway, the investment adviser for the Target Fund and sub-adviser for the Acquiring Fund, and EA Advisers, the investment adviser for the Acquiring Fund. Bridgeway and EA Advisers will share the costs of the Reorganization if the Reorganization is not consummated. Brokerage costs, if any, will be borne by shareholders of the Acquiring Fund.

What should I know about the Acquiring Fund Shares?

As discussed above in the sections titled “How do the purchase procedures of the Funds compare?” and “What are the redemption procedures and exchange privileges of the Funds?,” unlike Target Fund Shares which may be purchased and redeemed directly with the Target Fund, Acquiring Fund Shares may only be purchased on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer. Therefore, if you do not have a brokerage account or your shares of the Target Fund are held in an account that cannot accept ETF shares at the time of the Reorganization of the Target Fund, you will be required to open a brokerage account in conjunction with the Reorganization or, alternatively, redeem your shares in the Target Fund. If you do nothing, your Target Fund Shares may be converted to cash and the cash proceeds will be sent to the accountholder of record (subject to applicable federal or state laws, including but not limited to those concerning unclaimed property). The conversion of Target Fund Shares to cash will likely be a taxable event for shareholders who hold their shares in a taxable account.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of September 30, 2022, the capitalization of the Target Fund and the projected capitalization of the Acquiring Fund as adjusted to give effect to the proposed Reorganization and assumes that the Reorganization is approved for the Target Fund. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares (and cash in lieu of fractional shares, if any) based on the relative NAVs per shares of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

	Target Fund	Pro Forma- Acquiring Fund after Reorganization (estimated)
Net Assets	768,018,158	768,018,158 [1]
Total Shares Outstanding	41,326,748	41,326,748
Net Asset Value Per Share	18.58	18.58

[1]	Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization.

COMPARISONS OF INVESTMENT OBJECTIVES, STRATEGIES, POLICIES AND RISKS

This section describes the similarities and the key differences between the investment objectives, principal investment strategies and fundamental policies of the Funds, as well as the principal risks associated with such objectives, strategies and policies. For a complete description of the Acquiring Fund’s investment policies, strategies and risks, you should read the Acquiring Fund Prospectus, which accompanies this Proxy Statement/Prospectus, and the Acquiring Fund SAI, which is available upon request.

How do the investment objectives, strategies, policies and risks of the Funds compare?

The Target Fund is currently classified as an open-end fund under the 1940 Act (meaning a fund that issues and redeems shares on a continuous basis). As an open-end fund operating as a mutual fund, the Target Fund offers shares that are redeemable on each business day and daily liquidity. The Acquiring Fund is also classified as an open-end fund under the 1940 Act but operates as an ETF. As an ETF, the Acquiring Fund offers shares that are bought and sold on a national securities exchange, which gives investors the ability to buy their shares throughout the day at the current market price (which may be at a premium or discount to NAV).

The Target Fund and Acquiring Fund have identical investment objectives and substantially similar principal investment strategies. Each Fund’s investment objective and principal investment strategies are non-fundamental, which means they may be changed at any time by their respective board without shareholder approval and upon notice to shareholders.

Investment Objective. Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Investment Strategies.

Each Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

Each Fund invests in a broad and diverse group of small-cap stocks that Bridgeway, as adviser to the Target Fund and as sub-adviser to the Acquiring Fund, determines to be value stocks. Value stocks are those Bridgeway determines are priced cheaply relative to some financial measures of worth (“value measures”), such as the ratio of price to book, price to earnings, price to sales, or price to cash flow. Small-cap securities are selected by relative ranking on value measures to establish a broad and diverse portfolio, as determined by Bridgeway’s statistical, evidence-based approach. Bridgeway’s statistical, evidence-based approach is derived from research and academic theory using market and financial data from multiple decades to identify the types of securities and portfolio construction rules that Bridgeway expects to generate higher returns relative to the overall US equity market over the long-term. Bridgeway uses a market capitalization approach to weight the securities in each Fund’s portfolio subject to risk constraints such as limiting maximum position size to address security-specific risk and limiting environmental, social, and governance (“ESG”) risks. This means that a security’s weight in each Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio.

Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap companies at the time of purchase. Equity-related securities include securities such as warrants and rights that may be issued as a result of corporate actions related to stocks held by the Fund. For purposes of the Fund’s investments, the Sub-Adviser considers small-cap stocks to be those of companies that have a market capitalization generally in the lowest 10% of total market capitalization or smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the NYSE American and NASDAQ and the Sub-Adviser determines the lowest 10% of total market capitalization and 1000th largest U.S. company by ranking these stocks in order of market capitalization.” As of June 30, 2022, the stocks in this group had a market capitalization less than $3.3 billion. This dollar amount will change with market conditions.

Bridgeway’s investment process incorporates material ESG information, when available, as a consideration in the ongoing assessment of potential portfolio securities. Bridgeway uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks as it relates to the universe of small-cap value stocks identified by the Sub-Adviser’s statistical, evidence-based approach. The Sub-Adviser has determined through statistical analysis that certain lower ESG ratings (e.g., industry-adjusted overall scores) may represent ESG risk and, thus result in the Sub-Adviser reducing the weighting. As with any consideration used in assessing portfolio securities, Bridgeway may, at times, utilize ESG information, when available, to increase the weighting of an issuer with a good ESG record (e.g., a higher rating) or decrease the weighting of an issuer with a poor ESG record (e.g., a lower rating). However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by Bridgeway. In addition, the Sub-Adviser may increase the weighting above the position size suggested by market capitalization or decrease the weighting below the position size suggested by market capitalization by proprietary amounts determined by the Sub-Adviser through statistical research.

Bridgeway will not necessarily sell a stock if it “migrates” to a different market capitalization category after purchase. As a result, due to such “migration” or other market movements, each Fund may have less than 80% of its assets in small-cap stocks at any point in time.

Use of the term “omni” in the name refers to the fact that each Fund intends to invest in a broad and diverse group of small-cap value stocks generally ranging between 600 to 700 issuers that approximately reflect the risk and return of all small-cap value stocks as a whole.

Although each Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, each Fund may have significant positions in particular sectors. For example, the Sub-Adviser’s investment process has resulted (in recent years) in the Fund having a significant allocation to companies in the financials sector because those companies have tended to meet the Sub-Adviser’s criteria for investment as a value stock.

The Funds have adopted similar fundamental investment restrictions, which may not be changed without prior shareholder approval. While the Target Fund and the Acquiring Fund have similar fundamental investment restrictions, the Acquiring Fund’s investment restrictions provide more flexibility and fewer limitations on certain types of investments. The Acquiring Fund has a greater ability to invest in derivatives, including short sales, options and individual stock futures, whereas the Target Fund limits these types of investments. In addition, the Target Fund generally does not permit the purchase of securities on margin or investments for the purpose of control or management, whereas the Acquiring Fund does not have similar limitations. The other fundamental investment restrictions are not materially different. In all instances, the investments of the Target Fund and the Acquiring Fund are limited by the Prospectus, the 1940 Act and any other applicable law. Any differences in the fundamental investment restrictions are not expected to have a material impact on how the Target Fund is managed if the Reorganization is consummated. Attached as Exhibit D is a chart comparing the fundamental investment restrictions of the Target Fund and Acquiring Fund.

What are the principal investment risks associated with investments in the Funds?

Like all investments, an investment in each Fund involves risks. There is no assurance that any open-end fund will meet its investment objectives. The achievement of each Fund’s objective depends upon market conditions, generally, and on each Fund’s investment manager’s analytical and portfolio management skills. The risks associated with an investment in the Target Fund and Acquiring Fund are identical, except that the Acquiring Fund is subject to certain risks unique to its operation as an ETF and the Target Fund is subject to certain risks that do not apply to the Acquiring Fund.

Each Fund is subject to the following common principal risks:

Small-Cap Company Risk - Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources and minimal product diversification.

Value Stocks Risk - Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued by various value measures may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector Risk—Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser or Sub-Adviser allocates more of the Funds” portfolio holdings to a particular sector, each Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Management and Operational Risk—The Bridgeway uses statistical, evidence-based approach including statistical analyses and models to select investments for the Funds. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses may cause the resulting information to be incorrect and therefore any decisions made in reliance on such models could expose each Fund to potential risks. In addition, the models and portfolio construction rules used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Environmental, Social, and Governance Investing Risk—The Funds’ incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The Fund’s third party ESG research and/or ratings of a company may differ from that of other funds or of the Sub-Adviser’s or an investor’s assessment of such company. As a result, the companies deemed to have good ESG records may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics as determined by other funds. The third party ESG research and/or ratings information is dependent on the availability of timely and accurate ESG data being reported by companies to evaluate their ESG criteria. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

The Acquiring Fund is subject to the following risks unique to its operation as an ETF:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk—The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Premium-Discount Risk—The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Nasdaq or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.

Cost of Trading Risk—Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Trading Risk—Although the Shares are listed on the Nasdaq, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Nasdaq may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

In addition, the Acquiring Fund is subject to the following risks, which the Target Fund is also generally subject to except that these risks are described differently in the Target Fund Prospectus:

Investment Risk—When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk—An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. For some companies, dividend payments have been delayed, reduced, or rescinded. These circumstances may continue for an extended period of time, and may affect adversely the value and liquidity of the Fund’s investments.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Furthermore, the Target Fund, but not the Acquiring Fund, is subject to the following principal risk, which is not applicable to the ETF structure of the Acquiring Fund:

●	Tax Management Strategy Risk. Tax management strategies carry the risk of altering investment decisions and affecting portfolio holdings and may result in lower returns, as compared to funds that are not tax managed. There can be no guarantee that the Fund will not distribute substantial capital gains, although the Target Fund’s investment adviser seeks to avoid doing so.

The Acquiring Fund is also subject to the following principal risk, which is a function of the anticipated portfolio holdings of the Acquiring Fund. Fund holdings, and exposure to particular sectors will change.

●	Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

For more information about the investment risks associated with investments in the Target Fund, see the Target Fund Prospectus under the heading “Additional Fund Information–Principal Risks” and the Target Fund’s SAI under the heading “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES” For more information about the investment risks associated with investments in the Acquiring Fund, see the Acquiring Fund Prospectus under the heading “ADDITIONAL INFORMATION ABOUT THE FUND’S RISKS” and the Acquiring Fund’s SAI under the heading “INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS”

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition of closing the Reorganization, Bridgeway Funds, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, will receive an opinion of Stradley Ronon Stevens Young, LLP (“Stradley Ronon”) to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code, plus, a redemption of fractional shares of the Target Fund immediately before the Closing;

●	No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

●	The aggregate tax basis of the shares of the Acquiring Fund Shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

●	Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

In rendering the opinion, Stradley Ronon will rely upon, among other things, certain facts and assumptions and certain representations of the Bridgeway Funds, the Target Fund, the ETF Trust, and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, the Target Fund will redeem any fractional shares held by shareholders at NAV immediately prior to the Reorganization. Such redemption will result in a cash payment, which is expected to be small and result in taxable gain or loss for shareholders who hold such fractional shares in a taxable account. Shareholders should consult their tax advisors to determine the effect of such redemption.

Neither of the Funds have requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to independently result in limitations on the Acquiring Fund’s ability to use any capital loss carryforwards of the Target Fund. However, the capital loss carryforwards may subsequently become subject to an annual limitation as a result of sales of the Acquiring Fund Shares or other reorganization transactions in which the Acquiring Fund might engage post-Reorganization. As of September 30, 2022, the Target Fund did not have any capital loss carryovers.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

INFORMATION ABOUT THE FUNDS

Information about each Fund is included in each Fund’s Prospectus. The Acquiring Fund Prospectus and the Target Fund Prospectus are each incorporated by reference into and are considered a part of this Proxy Statement/Prospectus. The Acquiring Fund Prospectus also accompanies this Proxy Statement/Prospectus. Additional information about the Funds is included in each Fund’s SAI. The Target Fund’s SAI, dated October 31, 2022 and the Acquiring Fund’s SAI, dated December 21, 2022 is incorporated into its respective Prospectus and into the SAI dated December 21, 2022, relating to this Proxy Statement/Prospectus, each of which has been filed with the SEC. The SAI relating to this Proxy Statement/Prospectus is also considered part of this Proxy Statement/Prospectus and is incorporated by reference into this Proxy Statement/Prospectus. Information about the Target Fund is also included in the Target Fund’s Annual Report to Shareholders (for the fiscal year ended June 30, 2022).

You may request a free copy of the Target Fund’s Prospectus and SAI, and the Target Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Proxy Statement/Prospectus, and other information by calling 800-661-3550 or by writing to Bridgeway Funds, Inc. at c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, RI 02940-8060.

You may request a free copy of the Acquiring Fund’s Prospectus and SAI, and the Acquiring Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Proxy Statement/Prospectus, and other information by calling (215) 882-9983.

Bridgeway Funds, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring Fund, file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of the Bridgeway Funds and ETF Trust. More detailed information about each Fund’s current structure is contained in each Fund’s SAI.

Comparison of Capital Structure. The Target Fund is a diversified series of Bridgeway Funds. Bridgeway Funds is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. Bridgeway Funds is registered with the SEC.

The Acquiring Fund is a diversified series of the ETF Trust. The ETF Trust is a Delaware statutory trust formed on October 11, 2013. The ETF Trust is registered with the SEC.

Bridgeway Funds is authorized to issue 1,915,000,000 shares of common stock with a par value of $.001. The ETF Trust is authorized to issue an unlimited number of shares without par value. Each Fund may issue fractional shares, but the Acquiring Fund does not intend to issue fractional shares. Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights. The Target Fund’s and the Acquiring Fund’s shareholders have no appraisal rights.

A more detailed description and comparison of Maryland and Delaware governing instruments and state law is included as Exhibit E of this Proxy Statement/Prospectus.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, is required to approve the Reorganization. Each share (or fractional share) of the Target Fund outstanding as of the Record Date that is held by a Target Fund shareholder is entitled to a number of votes equal to the net asset value of that share (or fractional share) in U.S. dollars as of the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Shares representing one-third, or thirty-three and one-third percent (33 1/3%) of the issued and outstanding shares of the Target Fund that are entitled to vote at the Meeting or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting. Under relevant state law and the Target Fund’s articles of incorporation and its bylaws, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Target Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Target Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment. There are unlikely to be any “broker non-votes” at the Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matter expected to be presented at the Meeting. Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

●	By mail, with the enclosed proxy card(s);

●	At the Meeting;

●	By telephone, if eligible; or

●	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Fund in writing at the address of the Target Fund set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Management of the Bridgeway Funds.

Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Meeting. The Target Fund has 40,589,855.96 shares outstanding, totaling $845,080,801.17 in net assets as of the Record Date.

How will proxies be solicited?

AST, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $50,000 which will be borne by Bridgeway and EA Advisers. Bridgeway Funds, on behalf of the Target Fund, expects that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Bridgeway Funds believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Proxy Statement/Prospectus. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor representative will record the shareholder’s instructions on a proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement/Prospectus or attend the Meeting.

Bridgeway Funds, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Certain officers and representatives of the Bridgeway Funds or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

Bridgeway Funds, on behalf of the Target Fund, expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, Bridgeway Funds understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.

May I attend the Meeting?

Yes. If you expect to participate in the shareholder meeting, or have questions, please notify our proxy solicitor, AST, toll free at (866) 828-6951. You may also vote your shares by telephone, if eligible, or through a website established for that purpose by following the instructions that appear on the enclosed proxy card.

The Meeting is currently planned to take place at a physical location. However, due to concerns regarding the coronavirus, or COVID-19, Bridgeway Funds is planning for the possibility that the Meeting may be held virtually solely by means of remote communication or via a live webcast or that Bridgeway Funds may allow for virtual attendance. If Bridgeway Funds takes this step, it will publicly announce the decision in a press release that will also be filed with the SEC as definitive additional soliciting material, and Bridgeway Funds will post the announcement and additional information on its website at www.bridgewayfunds.com as soon as practicable before the Meeting. Bridgeway Funds recommends that you monitor this website for updated information, and please check this website in advance of the Meeting to confirm the status of the Meeting before planning to attend in person.

If you were a registered holder of Target Fund shares as of the Record Date (i.e., you held shares in your own name directly with the Fund’s transfer agent), please include your full name, address and the control number found on your enclosed proxy form in an email to the Solicitor at attendameeting@astfinancial.com. The Solicitor will then email you the instructions to register for the Meeting. After you register for the Meeting, you will receive an email confirmation of your registration.

If you held Target Fund shares through an intermediary (such as a bank, broker or other custodian) as of the Record Date, you must first register in advance to access your individual control number in order to attend the Meeting. To register and receive your individual control number, you must email proof of your proxy power (“Legal Proxy”) from your intermediary indicating that you are the beneficial owner of the shares in the Target Fund on the Record Date and authorizing you to vote (you may forward the email from your intermediary or attach an image of your Legal Proxy), along with your name and email address, to the Solicitor at attendameeting@astfinancial.com with “Legal Proxy” included in the subject line. The email must also state whether before the Meeting you authorized a proxy to vote for you and, if so, how you instructed such proxy to vote. The Solicitor will then email you the instructions to register for the Meeting. After you register, you will receive a confirmation of your registration and an individual control number by email from the Solicitor. The Solicitor also will email your Meeting credentials for participation in the Meeting and instructions for voting during the Meeting.

Are there dissenters’ rights?

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the Closing Date of the Reorganization. After the Closing Date, shareholders may sell their shares on the Nasdaq, other national securities exchanges, electronic crossing networks and other alternative trading systems through their broker-dealer.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and director of Bridgeway Funds, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Target Fund’s outstanding shares. As of the Record Date, the Acquiring Fund was not operational and, therefore, had no shareholders.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of the Target Fund as of the Record Date, except as listed in Exhibit C to this Proxy Statement/Prospectus.

SHAREHOLDER PROPOSALS

The Funds do not generally hold annual meetings of shareholders. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Target Fund hereafter called should send the proposal to the Target Fund at the Target Fund’s principal offices so that it is received within a reasonable time before the proxy materials are printed and mailed. If the proposed Reorganization is approved and completed for the Target Fund, shareholders of such Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the notice requirements of the Acquiring Fund. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because compliance with certain rules under the federal securities laws is required before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at a future meeting. For a shareholder proposal to be considered at a future shareholder meeting, it must be a proper matter for consideration under applicable law.

ADJOURNMENT

The Meeting with respect to the Target Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Fund on questions of adjournment, to the extent permitted under applicable federal securities laws, state law, and Bridgeway Funds’ governing instruments. If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed.

By Order of the Board of Directors of Bridgeway Funds, Inc.,

Tammira Philippe
President

December 21, 2022

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A.	Form of Agreement and Plan of Reorganization
B.	Financial Highlights of the Target Fund
C.	Principal Holders of Securities of the Target Fund
D.	Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions
E.	Comparison of Maryland and Delaware Governing Instruments and State Law

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this 25th day of August, 2022 by and among: (i) Bridgeway Funds, Inc. (the “Target Entity”), on behalf of its series the Omni Tax-Managed Small-Cap Value Fund (the “Target Fund”); and (ii) EA Series Trust (the “Acquiring Entity”), on behalf of its series the EA Bridgeway Omni Small-Cap Value ETF (the “Acquiring Fund”). Bridgeway Capital Management, LLC (“Bridgeway”) and Empowered Funds, LLC, dba EA Advisers (“EA Advisers”) join this Agreement solely for purposes of Section 9.2.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets (as such term is defined in Section 1.1(b)) of the Target Fund in exchange for shares of the Acquiring Fund of equal value to the Net Assets (as such term is defined in Section 1.1(c)) of the Target Fund and the assumption of the Liabilities (as such term is defined in Section 1.1(c)), and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, the “Reorganization”). Following its liquidation, the Target Fund will be dissolved. The Acquiring Fund is, and will be immediately prior to Closing (as defined in Section 3.1), a shell series, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”), plus, as provided in Section 5.1(p), a redemption of fractional shares of the Target Fund immediately before the Closing (as defined in Section 3.1).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Provided that all conditions precedent to the Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.1(c), and deliver to the Target Fund for distribution to the shareholders of the Target Fund the number of Acquiring Fund shares, all as determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all property, goodwill, and assets of every description and all interests, rights, privileges and powers of the Target Fund that are shown as an asset on the books and records of the Target Fund as of the Closing Time (collectively, the “Assets”). The Assets of the Target Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund Assets), and there shall be no restrictions on the full transfer thereof (except for those imposed by the federal or state securities laws).

(c) The Acquiring Fund shall assume and pay when due all obligations and liabilities of the Target Fund, existing on or after the Closing Date, whether absolute, accrued, contingent or otherwise (except that certain expenses of the Reorganization contemplated hereby to be paid by the persons as provided in Section 9.2 hereof shall not be assumed or paid by the Acquiring Fund) (collectively, the “Liabilities”), and such Liabilities shall become the obligations and liabilities of the Acquiring Fund. The Target Fund will use its reasonable best efforts to discharge all known Liabilities prior to or at the Valuation Date (as defined in Section 2.1(a)) to the extent permissible and consistent with its own investment objectives and policies. The Assets minus the Liabilities of the Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a), on a pro rata basis, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Corporate Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Corporate Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished by the transfer of the Acquiring Fund’s shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund’s shares owned by the Target Fund Shareholders on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). For Target Fund Shareholders that hold Target Fund shares through accounts that are not permitted to hold Acquiring Fund shares, Acquiring Fund shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Target Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund shares. The Acquiring Fund shall not issue certificates representing the Acquiring Fund’s shares in connection with such exchange.

(e) Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(f) Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(g) Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) less the value of any cash or other assets used to redeem fractional shares pursuant to Section 5.1(p), which shall reflect the declaration of any dividends, on the Closing Date (the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of directors. On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b) The net asset value per share of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of the Target Fund as of the close of business on the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)).

(c) The number of Acquiring Fund shares issued in exchange for the Target Fund’s Net Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Date (following the redemption of fractional shares pursuant to Section 5.1(p)). All Acquiring Fund shares delivered to a Target Fund Shareholder will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d) All computations of value shall be made by the Target Fund or its designated recordkeeping agent using the valuation procedures described in this Section 2 and shall be subject to review by the Acquiring Fund and/or its recordkeeping agent, and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

3.	CLOSING AND CLOSING DATE

3.1. The Reorganization shall close on March 10, 2023, or such other date as the authorized officers of the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 p.m. Eastern time or the finalization of the Target Fund’s net asset value on the Closing Date of the Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree. In respect of the Reorganization, the Target Fund shall notify the Acquiring Fund of any portfolio security held by the Target Fund in other than book-entry form at least five (5) business days prior to the Closing Date.

3.2. With respect to the Reorganization:

(a) The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Time to the Acquiring Fund’s custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Fund’s custodian as of the Closing Date by book entry, in accordance with the customary practices of Target Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Target Custodian to the Acquiring Fund’s custodian. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Fund’s custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its custodian, such as brokers’ confirmation slips.

(b) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(d) In the event that on the Valuation Date or the Closing Date of the Reorganization (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the board of directors of the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The Target Entity, on behalf of itself or, where applicable for the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Target Entity is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state, with power under the Target Entity’s articles of incorporation and bylaws, as applicable (“Corporate Governing Documents”), to own all of its assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder. The Target Fund is a duly established and designated separate series of the Target Entity;

(b) The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Target Fund, threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c) No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is required for the consummation by the Target Entity, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except that such transaction will require approval of the Target Fund shareholders;

(d) The current prospectus and statement of additional information and current shareholder reports of the Target Fund prior to the date of this Agreement, conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations. The Target Fund is in compliance in all material respects with, and during the three (3) years prior to the date of this Agreement was in compliance in all material respects with, its investment objectives, policies, guidelines and restrictions and compliance procedures, and the value of the Net Assets of the Target Fund is, and during such period was, determined using portfolio valuation methods that, in the reasonable judgment of the Target Fund, comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund and there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund during the twelve (12) month period preceding the date hereof that have not been remedied or will not be remedied prior to the Closing Date in accordance with the Target Fund’s policies and procedures that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act. All advertising and sales material used by the Target Fund during the twelve (12) months prior to the date of this Agreement complied in all material respects, at the time such material was used, with applicable law and the rules and regulations of FINRA;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(g) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Corporate Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, all material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including swap agreements, options, futures and forward contracts) will terminate or be terminated with respect to the Target Fund without liability to the Target Fund or may otherwise be assigned to the Acquiring Fund without the payment of any fee (penalty or otherwise) or acceleration of any obligations of the Target Fund on or prior to the Closing Date;

(i) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Target Entity nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated. The Target Fund is not in violation of, and has not violated within the past three years, nor, to the knowledge of the Target Entity, is the Target Fund under investigation with respect to or has the Target Fund been threatened to be charged with or given notice of any violation of, any applicable law or regulation. The Target Fund (i) does not have outstanding any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person; (ii) has not entered into any contract or agreement or amendment of any contract or agreement or terminated any contract or agreement, in each case material to the operation of the Target Fund, except as otherwise contemplated by this Agreement or as disclosed to the Acquiring Fund; (iii) has not incurred any indebtedness, other than in the ordinary course of business consistent with the investment objective and policies of the Target Fund; (iv) has not entered into any amendment of its Corporate Governing Documents that has not been disclosed to the Acquiring Fund; (v) does not have outstanding any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business) upon any asset of the Target Fund other than any liens for taxes not yet due and payable; and (vi) has not entered into any agreement or made any commitment to do any of the foregoing except as disclosed to the Acquiring Fund;

(j) The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished or made available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(k) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph, a decline in net asset value due to declines in market values of securities held by the Target Fund, the redemption of the Target Fund’s shares by shareholders of the Target Fund or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l) On the Closing Date, all material Tax Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Tax Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service (the “Service”) pertaining to the reporting of distributions on and redemptions of its shares and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(m) The Target Fund: (i) is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (ii) has elected to be a regulated investment company under Subchapter M of the Code, and (iii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date, and for each such taxable year (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund expects to satisfy the requirements of Part I of Subchapter M of the Code to maintain qualification for treatment as a regulated investment company for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in Section 4.2(i), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify as a regulated investment company as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception had any material tax liability under Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Target Fund. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(n) The Target Fund has not changed its taxable year end within the most recent 48-month period ending on the last day of the month immediately preceding the Closing Date of the Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(o) The Target Fund has not been notified in writing that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and, to the knowledge of the Target Fund, no such examinations are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, no such deficiency has been proposed or threatened, and there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund;

(p) The Target Fund has no actual liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the principal purpose of which do not relate to Taxes);

(q) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia and of Puerto Rico securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent for the Target Fund (the “Target Transfer Agent”), on behalf of the Target Fund. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares;

(r) The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the directors of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to those obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(s) The information relating to the Target Fund furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that are necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and regulations thereunder and other applicable laws and regulations applicable thereto;

(t) As of the date of this Agreement or within a certain time thereafter as mutually agreed by the parties, the Target Fund has provided the Acquiring Fund with all information relating to the Target Fund reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b) hereof), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the special meeting of the Target Fund’s shareholders (the “Special Meeting”) to approve this Agreement and the transactions contemplated hereby. As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of the Target Fund and the Closing Date, such information provided by the Target Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein;

(u) The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(v) The Target Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund;

(w) The Target Entity has adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(x) The Target Entity and the Target Fund have maintained any material license, permit, franchise, authorization, certification and approval required by any governmental entity in the conduct of the Target Fund’s business (the “Licenses and Permits”). Each License and Permit has been duly obtained, is valid and in full force and effect, and is not subject to any pending or, to the knowledge of the Target Entity, threatened administrative or judicial proceeding to revoke, cancel, suspend or declare such License and Permit invalid;

(y) The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case; and

(z) The Target Fund has no unamortized or unpaid organizational fees or expenses.

4.2. The Acquiring Entity, on behalf of itself or, where applicable for the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a) The Acquiring Entity is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, with power under its declaration of trust and bylaws (“Trust Governing Documents”) to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted and to enter into this Agreement and perform its obligations hereunder. The Acquiring Fund is a duly established and designated separate series of the Acquiring Entity;

(b) The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act are in full force and effect, and will be in full force and effect on the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or to the knowledge of the Acquiring Fund, threatened;

(c) No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d) The prospectus and statement of additional information of the Acquiring Fund to be used in connection with the Reorganization, and the prospectus and statement of additional information of the Acquiring Fund that will be in effect on the Closing Date and that is included in the Acquiring Entity’s registration statement on Form N-1A, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Trust Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

(f) Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, governmental body, regulatory agency or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The Acquiring Fund has not yet commenced operations. The Acquiring Fund is, and will be at the time of Closing, a new series portfolio of the Acquiring Entity created within the last twelve (12) months, without assets (other than seed capital, which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q)) or liabilities, formed for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund has not prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to Bridgeway or its affiliate to secure any required initial shareholder approvals;

(h) As of the Closing Date, no federal, state or other Tax Returns of the Acquiring Fund will have been required by law to have been filed, and no Taxes will be due by the Acquiring Fund. As of the Closing Date, the Acquiring Fund will not have been required to pay any assessments and the Acquiring Fund will not have any Tax liabilities. Consequently, as of the Closing Date, the Acquiring Fund will not be under audit by any federal, state, local or foreign Tax authority and there will have been no Tax assessment asserted with respect to the Acquiring Fund, no levies, liens or other encumbrances on the Acquiring Fund, and no waivers of the time to assess any Taxes;

(i) The Acquiring Fund: (i) was formed for the purpose of the Reorganization, (ii) is not (and will not be as of the Closing Date) classified as a partnership, and either will timely elect to be classified as an association that is subject to tax as a corporation for federal tax purposes by filing Form 8832 with the Service or will be as of the Closing Date a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes, (iii) has not filed any income tax return, and, subject to the accuracy of the representations and warranties in Section 4.1(m), intends to qualify to be a regulated investment company under Subchapter M of the Code for its taxable year which includes the Closing Date, holds and has held no property other than de minimis seed capital (which shall be paid out in redemption of the Initial Shares prior to the Reorganization, pursuant to Section 4.2(q) and has never had tax attributes, and (iv) is, or will be as of the Closing Date, a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of the Agreement by the other parties thereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(l) The Acquiring Entity has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund;

(m) The Acquiring Entity and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder;

(n) The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code, although it may have claims against certain debtors in such a Title 11 or similar case;

(o) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Bridgeway or its affiliates;

(p) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(q) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be either the investment adviser or sub-adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest-bearing account; and

(r) As of the effective date of the N-14 Registration Statement, the date of the Special Meeting of shareholders of the Target Fund and the Closing Date, the information provided by the Acquiring Fund for use in the N-14 Registration Statement, including the documents contained or incorporated therein by reference will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

4.3. With respect to the Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(d) Immediately following consummation of the Reorganization, other than shares of the Acquiring Fund issued to Bridgeway or its affiliate representing de minimis assets related to the Acquiring Fund’s formation or maintenance of its legal status, (1) the shareholders of the Acquiring Fund will own all the Acquiring Fund shares and will own those shares solely by reason of their ownership of the Target Fund shares immediately before the Reorganization; (2) the Acquiring Fund will hold the same assets and will be subject to the same liabilities that the Target Fund held or was subject to immediately before the Reorganization; and (3) the amount of all distributions (other than regular, normal dividends) the Target Fund will make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

5.	COVENANTS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

5.1. With respect to the Reorganization:

(a) The Target Fund will (i) operate its business in the ordinary course and substantially in accordance with past practice between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act, which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement/prospectus with respect to the proxy solicitation to the shareholders of the Target Fund of the Reorganization (the “N-14 Registration Statement”). If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the N-14 Registration Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(c) The Acquiring Entity shall file the N-14 Registration Statement with the Commission and use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable.

(d) The Target Entity, on behalf of the Target Fund, will call, convene and hold a meeting of shareholders of the Target Fund as soon as practicable, in accordance with applicable law and the Target Entity’s Corporate Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in a proxy statement/prospectus, and for such other purposes as may be necessary or desirable. In the event that, for the Target Fund, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Entity’s Corporate Governing Documents and applicable law, and as set forth in a proxy statement/prospectus in order to permit further solicitation of proxies.

(e) The Target Entity, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the proxy statement/prospectus, in sufficient time to comply with requirements of the 1934 Act, the proxy statement/prospectus contained in the N-14 Registration Statement and other documents as are necessary.

(f) The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(g) The Target Entity will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares, and will assist the Acquiring Fund in obtaining copies of any books and records of the Target Fund from its service providers reasonably requested by the Acquiring Entity.

(h) Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(i) As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(j) The Acquiring Fund and the Target Fund shall each use their reasonable best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(k) The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

(l) The Acquiring Fund shall, from time to time, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assumption agreements and other instruments, and will take or cause to be taken such further action, as the Target Fund may reasonably deem necessary or desirable in order for the Acquiring Fund to assume the Target Fund’s Liabilities and otherwise to carry out the intent and purpose of this Agreement.

(m) The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

(n) A statement of any capital loss carryovers, for U.S. federal income tax purposes, of the Target Fund, as of the most recent Tax year end of the Target Fund, along with supporting workpapers providing information regarding any limitations on the use of such capital loss carryovers including information on any built-in gains and built-in losses of the Target Fund for purposes of applying applicable limitations on the use of such items under the Code, shall be provided by the Target Entity on behalf of the Target Fund to the Acquiring Fund within sixty (60) days after the Closing Date.

(o) It is the intention of the parties that the Reorganization will qualify as a “reorganization” with the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.

(p) Prior to the Closing, and only to the extent necessary, the Target Fund (i) shall recapitalize so that it has a single class of shares outstanding and so that each holder of that single class of shares holds shares of that single class immediately after the recapitalization with an aggregate value equal to the aggregate value of any shares of the Target Fund held immediately prior to the recapitalization, and (ii) following the recapitalization (but, for the avoidance of doubt, prior to the Closing), shall redeem all fractional shares of the Target Fund outstanding on the records of the Target Transfer Agent.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET ENTITY

6.1. With respect to the Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Target Entity’s election, the Target Entity’s waiver, of the following conditions:

(a) All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is contractually obligated to pay for services provided to the Acquiring Fund from those described in the N-14 Registration Statement; and

(e) The Target Entity shall have received on the Closing Date the opinion of Practus, LLP (“Practus”), counsel to the Acquiring Entity (which may rely on certificates of officers or trustees of the Acquiring Entity), dated as of the Closing Date, covering the following points:

(i) The Acquiring Entity is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, and, with respect to the Acquiring Fund, has power under its Trust Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Acquiring Entity is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Acquiring Entity on behalf of the Acquiring Fund. This Agreement has been duly executed and delivered by the Acquiring Entity, on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, and Bridgeway, is a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity, on behalf of the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The Acquiring Fund shares to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and upon receipt of the Target Fund’s Assets will be fully paid and non-assessable by the Acquiring Entity and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; and

(v) The execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, did not, and the performance by the Acquiring Entity, on behalf of the Acquiring Fund, of its obligations hereunder will not (1) violate the Acquiring Entity’s Trust Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Acquiring Entity on Form N-1A to which the Acquiring Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

7.1. With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the satisfaction, or at the Acquiring Entity’s election, the Acquiring Fund’s waiver, of the following conditions:

(a) All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b) The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(c) The Target Fund and the Acquiring Fund shall have agreed on the number of shares of the Acquiring Fund to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1 hereto;

(d) As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is contractually obligated to pay for services provided to the Target Fund from those described in the N-14 Registration Statement; and

(e) The Acquiring Entity shall have received on the Closing Date an opinion of counsel of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), counsel to the Target Entity (which may rely on certificates of officers or directors of the Target Entity), dated as of the Closing Date, covering the following points:

(i) The Target Entity is a corporation created under the laws of the State of Maryland on October 19, 1993, and is validly existing and in good standing under the laws of that state, and, with respect to the Target Fund, has power under its Corporate Governing Documents to own all of its properties and assets, and to conduct its business as presently conducted as described in the N-14 Registration Statement;

(ii) The Target Entity is a registered investment company classified as a management company of the open-end type with respect to itself and, if applicable, each series of shares it offers, including the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(iii) The execution and delivery of this Agreement has been duly authorized by the Target Entity on behalf of Target Fund. This Agreement has been duly executed and delivered by the Target Entity, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, is a valid and binding obligation of the Target Entity, on behalf of the Target Fund, enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equity principles (whether considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing;

(iv) The execution and delivery of the Agreement by the Target Entity, on behalf of the Target Fund, did not, and the performance by the Target Entity, on behalf of the Target Fund, of its obligations hereunder will not (1) violate the Target Entity’s Corporate Governing Documents, (2) breach in any material respect any provision of any agreement filed with the registration statement of the Target Entity on Form N-1A to which the Target Fund is a party or by which it is bound or, (3) to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement; and

(v) If the Target Fund has been advised by counsel to the Target Fund that such counsel will not deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date and (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY AND THE TARGET ENTITY

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and transactions contemplated herein shall have been approved by the board of directors and shareholders of the Target Entity and the board of trustees of the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5. With respect to the Reorganization, the Acquiring Entity and the Target Entity shall have received the opinion of Stradley Ronon dated as of the Closing Date and addressed to the Acquiring Entity and the Target Entity, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund upon the transfer of all the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund, or upon the distribution of the shares of the Acquiring Fund to the Target Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the Liabilities of the Target Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund as part of the Reorganization (except with respect to cash received by Target Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the shares of the Acquiring Fund shares each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor; and

(h) Each Target Fund Shareholder’s holding period for the shares of the Acquiring Fund received in the Reorganization will include the Target Fund Shareholder’s holding period for the shares of the Target Fund exchanged therefor, provided that the Target Fund Shareholder held such shares of the Target Fund as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this Section 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transaction provided for herein.

9.2. Except as otherwise provided herein, Bridgeway and EA Advisers will bear 100% of the expenses relating to the Reorganization whether or not the Reorganization is consummated pursuant to a separate arrangement between Bridgeway and EA Advisers. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, terminating any existing agreements or contracts to which the Target Entity is a party (including any penalties payable in connection with such termination), preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein) and any supplements to the Target Fund’s current prospectus and statement of additional information, legal fees, accounting fees, and expenses of holding shareholders’ meetings. Any applicable transfer fees, stamp duty, brokerage commissions and other transaction costs relating to the (i) transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and (ii) the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities shall be borne by the Target Fund. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

11.	INDEMNIFICATION

11.1. With respect to the Reorganization, the Acquiring Entity, out of the assets of the Acquiring Fund, agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and directors from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Target Entity or any of its directors or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

11.2. With respect to the Reorganization, the Target Entity, out of the assets of the Target Fund, agrees to indemnify and hold harmless the Acquiring Entity and its officers and trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly and severally, the Acquiring Entity or any of its trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement. This indemnification obligation shall survive the termination of this Agreement and the closing of the Reorganization.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The covenants to be performed after the Closing shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

13.	TERMINATION

13.1. In addition, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by: (i) resolution of either the board of trustees of the Acquiring Entity or the board of directors of the Target Entity if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement not in the best interests of the shareholders of the Acquiring Fund or the Target Fund, respectively; (ii) mutual agreement of the parties; (iii) either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before March 3, 2022; unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; or (iv) any party if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith which would render a condition set forth in this Agreement unable to be satisfied. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees, directors, or officers, except for (a) any such material breach or intentional misrepresentation or (b) the parties’ respective obligations under Sections 9.2 and 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.2. If any order of the Commission with respect to the Agreement shall be issued prior to the Closing that imposes any term or condition that is determined by action of the board of directors of the Target Entity to be acceptable, such term or condition shall be binding as if it were a part of the Agreement without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund shares to be issued to the Target Fund, and such term or condition had not been included in the prospectus/proxy statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Agreement shall not be consummated and shall terminate unless the Target Entity promptly calls a Special Meeting of its shareholders at which such condition shall be submitted for approval.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following dissemination of the proxy statement/prospectus, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be issued to the shareholders of the Target Fund under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(713) 661-3500

For the Acquiring Entity:

EA Series Trust

19 East Eagle Road

Havertown, Pennsylvania 19083

(215) 882-9983

16.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

16.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.4. This agreement may be executed in any number of counterparts, each of which shall be considered an original. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

16.5. The Target Entity is a Maryland corporation organized in series of which the Target Fund constitutes one such series. With respect to the Reorganization, the Target Entity is executing this Agreement on behalf of the Target Fund only. It is expressly agreed that there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Target Fund are enforceable against the assets of the Target Fund only, and not against the assets of the Target Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Target Entity generally or with respect to any other series thereof are enforceable against the assets of the Target Fund.

16.6. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents, or employees personally, but, except as provided in Sections 9.2, 11.1 and 11.2 hereof, shall bind only the property of the Target Fund or the Acquiring Fund as provided in the Corporate Governing Documents of the Target Entity or the Trust Governing Documents of the Acquiring Entity. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

Bridgeway Funds, Inc., on behalf of Omni Tax-Managed Small-Cap Value Fund		EA Series Trust, on behalf of EA Bridgeway Omni Small-Cap Value ETF

By:		By:
	Name:		Name:
	Title:		Title:

For purposes of Section 9.2 only:

Bridgeway Capital Management, LLC

By:
Name:
Title:

For purposes of Section 9.2 only:

Empowered Funds, LLC, dba EA Advisers

By:
Name:
Title:

Exhibit B

Financial Highlights of the Target Fund

These financial highlight tables are intended to help you understand the Target Fund’s financial performance and are included in the Target Fund’s annual shareholder report which is incorporated by reference into the SAI. The information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s financial statements, is included in the Target Fund’s annual report, which is available upon request. The Acquiring Fund is newly organized and therefore has not yet had any operations as of the date of this Proxy Statement/Prospectus and does not have financial highlights to present at this time.

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30
	2022	2021	2020		2019	2018
Net Asset Value, Beginning of Year	$20.89	$10.92	$14.43		$19.10	$17.39

Income from Investment Operations:
Net Investment Income(a)	0.27	0.19	0.19		0.20	0.16
Net Realized and Unrealized Gain (Loss)	(1.54)	9.95	(3.63)		(3.42)	2.61
Total from Investment Operations	(1.27)	10.14	(3.44)		(3.22)	2.77

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.17)	(0.07)		(0.20)	(0.23)
Net Realized Gain	–	–	–		(1.25)	(0.83)
Total Distributions	(0.20)	(0.17)	(0.07)		(1.45)	(1.06)
Net Asset Value, End of Year	$19.42	$20.89	$10.92		$14.43	$19.10

Total Return(b)	(6.17)%	93.49%	(23.98)%		(16.49)%	16.48%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$814,555	$853,248	$427,515		$608,368	$805,188
Expenses Before Waivers and Reimbursements	0.67%	0.69%	0.74	%(c)	0.72%	0.70%
Expenses After Waivers and Reimbursements	0.47%	0.47%	0.55	%(c)	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.26%	1.18%	1.40%		1.18%	0.89%
Portfolio Turnover Rate	30%	26%	63%		42%	27%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.
(c)	Includes interest expense of 0.01%.

B-1

Exhibit C

PRINCIPAL HOLDERS OF SECURITIES OF THE TARGET FUND

Listed below are the names, addresses and percent ownership of each person who, as of December 9, 2022 to the best knowledge of Bridgeway Funds, owned 5% or more of the outstanding shares of the Target Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Name and Address	Share Amount	Percentage of Class (%)
CHARLES SCHWAB CO INC ATTN MUTUAL FUND OPS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4175	24,201,840.112	59.6061
NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	10,709,594.103	26.3764
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	4,901,282.918	12.0712

C-1

Exhibit D

Comparison of Target Fund and Acquiring Fund Fundamental Investment Restrictions

The Target Fund and the Acquiring Fund have similar fundamental investment restrictions, however the Acquiring Fund’s investment restrictions provide more flexibility and fewer limitations on certain types of investments. The Acquiring Fund has a greater ability to invest in derivatives, including short sales, options and individual stock futures, whereas the Target Fund limits these types of investments. In addition, the Target Fund generally does not permit the purchase of securities on margin or investments for the purpose of control or management, whereas the Acquiring Fund does not have similar limitations. The other fundamental investment restrictions are not materially different. In all instances, the investments of the Target Fund and the Acquiring Fund are limited by the Prospectus, the 1940 Act and any other applicable law. Any differences in the fundamental investment restrictions are not expected to have a material impact on how the Target Fund is managed if the Reorganization is consummated.

Target Fund	Acquiring Fund

Derivatives: The Fund may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of the Fund’s total assets under management.

The Fund may not invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, the Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

Derivatives: N/A
Margin: The Fund may not purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.	Margin: N/A
Control: The Fund may not make investments for the purpose of exercising control or management.	Control: N/A
Underwriting: The Fund may not act as an underwriter of securities of other issuers.	Underwriting: The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Loans: The Fund may not make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Bridgeway Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.	Loans: The Fund may not make loans, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.

D-1

Target Fund	Acquiring Fund
Borrowing: The Fund may not borrow money, except as the Investment Company Act, any rule thereunder, or SEC staff interpretation thereof, may permit.,	Borrowing: The Fund may not borrow money, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Senior Securities: The Fund may not issue senior securities, except as the Investment Company Act, any rule thereunder, or SEC staff interpretation thereof, may permit.,	Senior Securities: The Fund may not issue senior securities, except to the extent permitted by the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate: The Fund may not buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).	Real Estate: The Fund may not purchase or sell real estate, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities: The Fund may not invest in options or futures on individual commodities.	Commodities: The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Fund from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
Concentration: The Fund may not invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.	Concentration: The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the Investment Company Act.
Diversification: As to 75% of the value of its total assets, the Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.	Diversification: The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

D-2

Exhibit E

Comparison of Maryland and Delaware Governing Instruments and State Law

The following is only a discussion of certain principal differences between the governing documents for Bridgeway Funds, Inc., the existing Maryland corporation (the “Corporation”), and EA Series Trust, a Delaware statutory trust (the “Trust”), and is not a complete description of the Corporation’s and the Trust’s governing documents. In general, the Delaware statutory trust form of organization offers greater flexibility in structuring shareholder voting rights and shareholder meetings; subject, however, to any special voting requirements of the 1940 Act. In many instances, shareholders of the reorganizing series of the Corporation will have the same or similar rights as shareholders of corresponding series of the Trust, as described below.

Organization and Capital Structure		Comparison
Maryland – Organization. The Corporation is incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The Corporation’s operations are governed by its Articles of Incorporation, as amended or supplemented from time to time (the “MD Charter”), and its by-laws (the “MD By-Laws”). The business and affairs of the Corporation are managed under the direction of its Board of Directors.	Delaware – Organization. The Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its by-laws (the “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.	No material difference. The Target Fund is governed by Maryland law and the Acquiring Fund is governed by Delaware law.
Maryland – Capital Structure. The shares of common stock issued by the Corporation have a par value of $0.001 per share. The Corporation’s Charter authorizes a fixed number of shares, which the Corporation’s Board of Directors may increase or decrease by amending the MD Charter. The Corporation’s shares may be divided into separate and distinct classes.	Delaware – Capital Structure. The Trust’s shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. These series or classes have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the Trust’s Board of Trustees.	Under the Maryland Statute, the Target Fund must establish a fixed number of shares, which may be increased or decreased by the Target Fund’s Board. The Delaware Act does not have a similar requirement and the DE Declaration permits the Acquiring Fund to issue an unlimited number of shares.
Meetings of Shareholders and Voting Rights
Maryland – Annual/Special Shareholder Meetings. Consistent with the Maryland Statute, the MD By-Laws provide that the Corporation shall not be required to hold an annual meeting of stockholders in any year in which an election of directors is not required to be acted upon under the Investment Company Act of 1940, as amended (the “1940 Act”). However, if the Corporation is required by the 1940 Act to hold a meeting of stockholders to elect directors, such meeting will be designated as the annual meeting of stockholders for that year. The MD By-Laws provide that a special shareholders’ meeting may be called at any time by a majority of the Board of Directors, by the chairman of the board (if any), by the president, or by stockholders entitled to cast not less than 10% of the shares entitled to vote at such meeting.	Delaware – Annual/Special Shareholder Meeting. The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorize the calling of a shareholders’ meeting by the Board, the chairperson of the Board or by the president of the Trust to take action on any matter deemed necessary or desirable by the Board of Trustees. A shareholder meeting for the purpose of electing trustees may also be called by the chairperson of the Board of Trustees to the extent permitted by the 1940 Act. To the extent required by federal law, including the 1940 Act, special meetings of the shareholders may be called by the secretary of the Trust upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding, as required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such shareholders. No meeting may be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of the shareholders held during the preceding twelve (12) months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.	No material difference.

Maryland – Voting Rights. The MD Charter and MD By-Laws provide that the presence in person or by proxy of the holders of common stock of the Corporation entitled to cast one-third of the votes, without regard to class, shall constitute a quorum at any meeting of the stockholders (or if the matter requires approval by a separate vote of one or more classes of stock, one-third of the votes of each class required to vote as a class shall constitute a quorum). If a quorum is present at a meeting of stockholders, all matters other than the election of directors are decided by a majority of the votes cast in person or by proxy, unless the question is one which by express provision of applicable law (including the Maryland Statute and the 1940 Act), the MD Charter or the MD By-Laws, a different vote is required, in which case such express provision shall control the decision of such question. Directors are elected by a plurality of votes cast at a stockholder meeting at which a quorum is present.

The MD Charter and/or MD By-laws further provide that each holder of capital stock of the Corporation shall have one vote for each full share, and a proportionate fraction of a vote for each fraction of a share, of stock standing in such holder’s name on the books of the Corporation.

The MD Charter also provides that on any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class except when required by Maryland law or by the 1940 Act, in which case the separate voting requirements of the applicable law shall govern with respect to the affected class(es) and the other classes shall vote as a single class; provided that no class shall vote on any matter which does not affect any interest of that class. Holders of shares of stock of the Corporation are not entitled to cumulative voting in the election of Directors or on any other matter.

Delaware – Voting Rights. The DE Declaration provides that one-third of the outstanding shares entitled to vote at a shareholders’ meeting, which are present in person or represented by proxy, shall constitute a quorum at the shareholders’ meeting, except when a larger quorum is required by the DE Declaration, DE By-Laws, applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case such quorum shall comply with such requirements. Subject to any legal requirements for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

As in the MD Charter and/or MD By-laws, the DE Declaration generally provides that each share of the Trust is entitled to one vote for each full share, and a proportionate fraction of a vote for each fraction of a share. All shares of the Trust entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter. There is no cumulative voting for any matter.

Voting rights relate to the number of shares that must be present to conduct a shareholder meeting and the number of shares that must vote in order for a proposal to be approved at a shareholder meeting. The Target Fund and the Acquiring Fund must have one-third of the shares present in order to conduct business at a shareholder meeting and generally proposals (other than director elections) can be approved by a majority vote.
Liability of Shareholders
Maryland – Liability of Shareholders. As is typical for Maryland corporations, neither the MD Charter nor the MD By-Laws contains specific provisions regarding the personal liability of shareholders. The Maryland Statute provides that a shareholder of a Maryland corporation generally is not obligated to the Corporation or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been paid, or liability is imposed under certain provisions of the Maryland Statute (e.g., knowing receipt of an unlawful distribution).	Delaware – Liability of Shareholders. Consistent with the Delaware Act, the DE Declaration provides that a shareholder of the Trust, as such, shall be entitled to the same limitation of personal liability as that extended to stockholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	Both the Target Fund and the Acquiring Fund provide for limitation of personal liability of shareholders.

Dividends and Distributions
Maryland – Dividends and Distributions. The MD Charter provides that dividends and distributions may be paid to shareholders of each class in such amounts as may be declared from time to time by the Board of Directors.	Delaware – Dividends and Distributions. The DE Declaration also provides that the shareholders of any class of the Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees provided that such dividends and distributions comply with the 1940 Act. The right of the Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the Trust’s Board of Trustees pursuant to the 1940 Act. Dividends and distributions may be paid, subject to applicable federal law, including the 1940 Act, in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other person to whom such authority has been delegated by the Trustees).	The Target Fund and the Acquiring Fund provide that dividends and distributions may be paid as declared by each Fund’s board.
Election of Directors/Trustees; Terms; Removal
Maryland – Election of Directors; Terms; Removal. The MD Charter and MD By-Laws provide that each director of the Corporation shall serve until the director’s successor is duly elected and qualified or until his or her death or until he or she has resigned or has been removed. The MD By-Laws provide that directors may be removed, with or without cause by the vote of the majority of the outstanding shares of the Corporation. The MD Charter and MD By-Laws provide that there will be no fewer than two and no more than fifteen directors. As noted above, directors are elected by a plurality of votes cast at a stockholder meeting at which a quorum is present and there is no cumulative voting for the election of directors. The MD By-Laws provide a mechanism for the Board to fill vacancies.	Delaware – Election of Trustees; Terms; Removal. Under the DE Declaration, each trustee of the Trust holds office for the lifetime of the Trust or until the trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve or if sooner than any such events, the next meeting of shareholders (or consent in lieu of a meeting) called for the purpose of electing trustees and the election and qualification of his or her successor. Under the DE Declaration, any trustee may be removed, with or without cause, by the Board of Trustees, by action of a majority of the trustees then in office, or by the vote of the shareholders at any meeting called for that purpose. Under the DE Declaration, there must be at least one trustee and no more than fifteen trustees. Trustees are elected by a plurality of votes cast at a shareholder meeting at which a quorum is present. There is no cumulative voting for the election of trustees of the Trust. The DE By-laws for the Trust provide a mechanism for the Board to fill vacancies.	Under both the Maryland Statute and under the DE Declaration, directors/trustees can be removed by a majority vote of the outstanding shares of the Company or the Trust. Under the DE Declaration, a Trustee can also be removed by a majority vote of the Board of Trustees.

Standards of Care; Liability of Directors/Trustees and Officers; Indemnification
Maryland – Standards of Care. The Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.	Delaware – Standards of Care. The DE Declaration provides that any person who is or was a trustee, officer, employee or other agent of the Trust shall be liable to the Trust and its shareholders only (1) for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) for such person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties. Except in these instances, these persons shall not be responsible or liable for any act or omission of any other agent of the Trust or its investment advisor or principal underwriter to the fullest extent that limitations of liability are permitted by the Delaware Act. Moreover, except in these instances, none of these persons, when acting in their designated capacity, shall be personally liable to any other person, other than the Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.	The standard of care establishes the standards of conduct for which a board member may (or may not) be held personally liable. The standards are different under the Maryland Statute and the DE Declaration and may be interpreted differently by state courts.

Maryland – Indemnification. The MD Charter provide that the directors and officers shall be indemnified to the maximum extent permitted by law, including the 1940 Act; provided, however, that directors and officers shall not be indemnified for “disabling conduct”, which is defined as willful misfeasance, bad faith, gross negligence or reckless disregard of duties. These persons shall be indemnified for judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred. The MD Charter also includes provisions for the advancement of expenses to directors and officers.

Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. and (b) in general, indemnification is not permitted if it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful.

	Delaware – Indemnification. The DE Declaration will provide that the Trust shall indemnify, to the fullest extent permitted under applicable law, any of these persons who are a party to any proceeding or is threatened to be made a party to any proceedings because the person is or was an agent of the Trust. These persons shall be indemnified against any expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent does not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the conduct was unlawful. There shall nonetheless be no indemnification for a person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the person’s duties.	Indemnification provides protection against potential damages or loss or otherwise compensates someone for damages. Both under the Maryland Statute and the DE Declaration directors/trustees are entitled to indemnification if their conduct is consistent with the applicable legal standards. The indemnification standards under the Maryland Charter and the DE Declaration are different and may be interpreted differently by state courts.

Preemptive, Dissenter’s and Other Rights

Maryland – Preemptive, Dissenter’s and Other Rights. The MD Charter provides that no shareholder of the Corporation will be entitled as a matter of right to purchase or subscribe for any part of any new or additional issue of shares of capital stock or securities of the Corporation.

The Maryland Statute provides that a stockholder may not demand the fair value of the stockholder’s stock and is bound by the terms of the transaction if the stock is that of an open-end investment company and the value placed on the stock in the transaction is its net asset value.

	Delaware – Preemptive, Dissenter’s and Other Rights. The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe for new or additional authorized, but unissued shares or other securities issued by the Trust or any series thereof. The DE Declaration also provides that no shareholder shall be entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving the Trust or any series or any class thereof.	The Target Fund and the Acquiring Fund both do not provide preemptive rights to shareholders.
Amendments to Organizational Documents
Maryland – Amendments to Organizational Documents. The MD Charter may be amended at any time in a manner prescribed by Maryland law. The Maryland Statute provides that, subject to certain exceptions an amendment to the MD Charter must be advised by the Board of Directors and approved by stockholders of the corporation by the vote of two-thirds of all votes entitled to be cast on the proposed amendment unless this percentage is reduced by the corporation’s charter but not less than a majority of the votes entitled to be cast (the MD Charter reduces this vote to a majority). The MD By-Laws may be altered, amended, added to or repealed by the stockholders or by majority vote of the entire board of directors.	Delaware – Amendments to Organizational Documents. The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the Trust’s Board of Trustees and, to the extent required by the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the votes cast at a shareholders’ meeting called for that purpose where a quorum is present, or by a majority of the Trust’s Board of Trustees.	The MD Charter may be amended upon the approval of a majority of all shareholder votes entitled to be cast whereas the DE Declaration can be amended by a vote of a majority of the Trust’s board of trustees.
Inspection Rights
Maryland – Inspection Rights. A stockholder of the Corporation may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the Corporation’s principal office. In addition, the Maryland Statute provides that any person who has held at least five percent of any class of a corporation’s stock for at least six months is entitled to request certain other documents relating to the corporation’s affairs.	Delaware – Inspection Rights. The DE By-Laws provide that, upon reasonable written demand to the Trust, a shareholder may inspect certain information as to the governance and affairs of the Trust for any purpose reasonably related to the shareholder’s interest as a shareholder. If such information is requested by a shareholder, reasonable standards governing, without limitation, the information and documents to be furnished and the time and location (if appropriate) of furnishing them shall be established by the Board or, if the Board has not done so, by the president, any vice-president or the secretary. In addition, the DE By-Laws also authorize the Board or, in case the Board does not act, the president, any vice president or the secretary, to keep confidential from shareholders for a reasonable period of time any information that the Board or the officer reasonably believes to be in the nature of trade secrets or other information that the Board or the officer in good faith believes: (1) would not be in the best interests of the Trust to disclose; (2) could damage the Trust; or (3) that the Trust is required by law or by agreement with a third party to keep confidential.	The Target Fund and the Acquiring Fund both provide shareholder record inspection rights although those rights vary under the Maryland Statute for the Target Fund and the DE By-Laws for the Acquiring Fund.

Dissolution
Maryland – Dissolution. Under the Maryland Statute, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. The proposed dissolution must be approved by stockholders of the corporation by the vote of two-thirds of all votes entitled to be cast on the proposed dissolution unless this percentage is reduced by the corporation’s charter but not less than a majority of the votes entitled to be cast (the MD Charter reduces this vote to a majority).	Delaware – Dissolution. Under the DE Declaration, the Trust, or one of its series or classes, may be dissolved: (i) upon the vote of the holders of not less than a majority of the shares of the Trust (or series or class, as applicable) cast: (ii) at the discretion of the Board of Trustees either (A) at any time there are no shares outstanding of the Trust, or (B) upon prior written notice to the shareholders of the Trust; (iii) upon the occurrence of a dissolution or termination event pursuant to any other provision of this Declaration of Trust or the Delaware Act; or (iv) with respect to any series, upon any event that causes the dissolution of the Trust. The DE Declaration provides that Board of Trustees shall pay or make reasonable provision to pay all claims and obligations of the Trust and/or each series (or the particular series, as the case may be), including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Trust, and all claims and obligations which are known to the Trust, but for which the identity of the claimant is unknown. The DE Declaration further provides that any remaining assets after dissolution of the Trust or series shall be distributed to the shareholders of the Trust or series, as applicable, ratably according to the number of shares of the Trust or series held of record by the shareholders on the dissolution distribution date.	Dissolution under the Maryland Statute requires approval of the Target Fund’s board and approval of a majority of the shareholders. Under the DE Declaration, shareholders can vote to dissolve the Trust or a series, however the board also has discretion to dissolve the Trust or a series in certain instances.

Derivative Actions

Maryland – Derivative Actions. Neither the MD Charter nor the MD By-Laws contain specific provisions with regard to derivative actions.

Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or if a request upon the board of directors would be futile (although the futility exception is very limited under Maryland law).

Delaware – Derivative Actions. Under the Delaware Act, a shareholder may bring a derivative action if (1) the shareholder has made a pre-suit demand upon the trustees to bring the action and the trustees have refused to do so, or (2) if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the Trust’s governing instrument from a person who was a shareholder at the time of the transaction.

A shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the Trust’s DE Declaration. The DE Declaration provides that a shareholder may bring a derivative action on behalf of the Trust only if the shareholder first makes a pre-suit demand upon the Board of Trustees to bring the action, unless the pre-suit demand is excused. A pre-suit demand shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the Delaware Act). Further, unless demand is not required: (i) shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (ii) the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The DE Declaration further provides that the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. However, the standards and restrictions set forth with respect to derivative actions in section 4 the DE Declaration will not apply to claims brought under the federal securities laws.

A derivative action is a type of lawsuit that is brought by a shareholder in the name of a company that asserts a claim against a company and seeks damages. The right to bring a derivative action under the Maryland Statute, Maryland Charter and Maryland Bylaws differs from the Delaware Act the DE Declaration.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

OMNI TAX-MANAGED SMALL-CAP VALUE FUND

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(800) 661-3550

Dated December 21, 2022

Acquisition of the Assets and Assumption of Liabilities of:

OMNI TAX-MANAGED SMALL-CAP VALUE FUND

(a series of Bridgeway Funds, Inc.) (“Bridgeway Funds”)

by and in Exchange for Shares of

EA BRIDGEWAY SMALL-CAP VALUE ETF

(a series of EA Series Trust) (the “ETF Trust”)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of the Omni Tax-Managed Small-Cap Value Fund (the “Target Fund”), a series of Bridgeway Funds, by and in exchange for shares of EA Bridgeway Small-Cap Value ETF (the “Acquiring Fund”), a series of EA Series Trust.

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus for the Acquiring Fund dated December 21, 2022 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on February 15, 2023. You may request a free copy of the Proxy Statement/Prospectus without charge by calling (800) 661-3550 or by writing to Bridgeway Funds, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860, Providence, RI 02940-8060.

Table of Contents

Page
General Information	1
Incorporation of Documents by Reference into the SAI	1

- i -

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund. In connection with the Special Meeting of Shareholders of the Target Fund to be held on February 15, 2023 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition of the assets of the Target Fund and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund, (ii) the pro-rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund (the “Reorganization”). Additional information regarding the proposed Reorganization is included in the Proxy Statement/Prospectus relating to the Meeting and in the documents, listed below, that are incorporated by reference into this SAI.

Further information about the Acquiring Fund is contained in the Acquiring Fund’s Statement of Additional Information dated December 21, 2022, which is incorporated herein by reference. Because the Acquiring Fund is newly-organized for the purposes of the Reorganization, the Acquiring Fund has not published annual or semi-annual shareholder reports. The Acquiring Fund is a newly-organized shell series of EA Series Trust with no assets or liabilities that will commence operations upon consummation of the Reorganization and continue the operations of the Target Fund. The Target Fund shall be the accounting and performance survivor in the Reorganization. Additionally, there are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

Supplemental Financial Information

A table showing the fees and expenses of the Target Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Annual Operating Expense Table For Shares Of The Target Fund And Projected Fees For The Acquiring Fund After The Reorganization” of the Proxy Statement/Prospectus.

Because the Acquiring Fund has substantially similar principal investment strategies as the Target Fund, the Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

Target Fund

1.	Statement of Additional Information dated October 31, 2022, for Bridgeway Funds, Inc. (“Bridgeway Funds”), with respect to the Target Fund.

2.	The audited financial statements and related report of the independent public accounting firm included in Bridgeway Funds Annual Report to Shareholders for the fiscal year ended June 30, 2022, with respect to the Target Fund.

3.	The unaudited financial statements included in Bridgeway Funds Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2021, with respect to the Target Fund.

Acquiring Fund

1.	Statement of Additional Information dated December 21, 2022, for EA Series Trust, with respect to the Acquiring Fund.